Exhibit 99.3 ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ C C C C C Con on on on on onn n n n n ne e e e e ect ct ct ct ct ctiiiiiion on on on on ons s s s s s f f f f f for or or or or or Am Am Am Am Am Ame e e e e eri ri ri ri ri rica ca ca ca ca ca’’’’’’s s s s s s En En En En En Ene e e e e erg rg rg rg rg rgy y y y y y Investor Presentation P P P P Pr r r r resen esen esen esen esent t t t tat at at at atio io io io ion n n n n T T T T Tit it it it itle le le le le Crestwood + Oasis Midstream Overview P P P P Pr r r r re e e e es s s s se e e e en n n n nta ta ta ta tati ti ti ti tio o o o on n n n n Su Su Su Su Sub b b b bti ti ti ti titl tl tl tl tle e e e e 10/25/2021 October 2021 C C C C Cre re re re rest st st st stw w w w wood ood ood ood ood M M M M Miiiiid d d d dst st st st stre re re re rea a a a am m m m m P P P P Pa a a a art rt rt rt rtn n n n ne e e e ers rs rs rs rs L L L L LP P P P P C C C C Cre re re re rest st st st stw w w w wood ood ood ood ood Eq Eq Eq Eq Equ u u u uiiiiit t t t ty y y y y P P P P Pa a a a art rt rt rt rtn n n n ne e e e ers L rs L rs L rs L rs LP P P P PExhibit 99.3 ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ C C C C C Con on on on on onn n n n n ne e e e e ect ct ct ct ct ctiiiiiion on on on on ons s s s s s f f f f f for or or or or or Am Am Am Am Am Ame e e e e eri ri ri ri ri rica ca ca ca ca ca’’’’’’s s s s s s En En En En En Ene e e e e erg rg rg rg rg rgy y y y y y Investor Presentation P P P P Pr r r r resen esen esen esen esent t t t tat at at at atio io io io ion n n n n T T T T Tit it it it itle le le le le Crestwood + Oasis Midstream Overview P P P P Pr r r r re e e e es s s s se e e e en n n n nta ta ta ta tati ti ti ti tio o o o on n n n n Su Su Su Su Sub b b b bti ti ti ti titl tl tl tl tle e e e e 10/25/2021 October 2021 C C C C Cre re re re rest st st st stw w w w wood ood ood ood ood M M M M Miiiiid d d d dst st st st stre re re re rea a a a am m m m m P P P P Pa a a a art rt rt rt rtn n n n ne e e e ers rs rs rs rs L L L L LP P P P P C C C C Cre re re re rest st st st stw w w w wood ood ood ood ood Eq Eq Eq Eq Equ u u u uiiiiit t t t ty y y y y P P P P Pa a a a art rt rt rt rtn n n n ne e e e ers L rs L rs L rs L rs LP P P P P

Company Information Crestwood Equity Partners LP Contact Information NYSE Ticker CEQP Corporate Headquarters Investor Relations (1,2) Market Capitalization ($MM) $1,907 811 Main Street investorrelations@crestwoodlp.com (2) Suite 3400 (713) 380-3081 Enterprise Value ($MM) $5,019 Houston, TX 77002 Annualized Distribution $2.50 Forward-Looking Statements The statements in this communication regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Crestwood’s management, the matters addressed herein are subject to numerous risks and uncertainties which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Such forward-looking statements include, but are not limited to, statements about the benefits that may result from the merger and statements about the future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect Crestwood’s financial condition, results of operations and cash flows include, without limitation, the possibility that expected cost reductions will not be realized, or will not be realized within the expected timeframe; fluctuations in crude oil, natural gas and NGL prices (including, without limitation, lower commodity prices for sustained periods of time); the extent and success of drilling efforts, as well as the extent and quality of natural gas and crude oil volumes produced within proximity of Crestwood assets; failure or delays by customers in achieving expected production in their oil and gas projects; competitive conditions in the industry and their impact on our ability to connect supplies to Crestwood gathering, processing and transportation assets or systems; actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; the ability of Crestwood to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond Crestwood’s control; timely receipt of necessary government approvals and permits, the ability of Crestwood to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact Crestwood’s ability to complete projects within budget and on schedule; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; and risks related to our substantial indebtedness, as well as other factors disclosed in Crestwood’s filings with the U.S. Securities and Exchange Commission. You should read filings made by Crestwood with the U.S. Securities and Exchange Commission, including Annual Reports on Form 10-K and the most recent Quarterly Reports and Current Reports for a more extensive list of factors that could affect results. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date made. Crestwood does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”). While Crestwood's management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. Please see the accompanying table at the end of this presentation for reconciliations of those measures to comparable GAAP measures. ™ ™ ™ (1) Market data as of 10/25/2021. ™ ™ ™ Connections for America’s Energy 2 (2) Unit count and balance sheet data as of 9/30/2021.Company Information Crestwood Equity Partners LP Contact Information NYSE Ticker CEQP Corporate Headquarters Investor Relations (1,2) Market Capitalization ($MM) $1,907 811 Main Street investorrelations@crestwoodlp.com (2) Suite 3400 (713) 380-3081 Enterprise Value ($MM) $5,019 Houston, TX 77002 Annualized Distribution $2.50 Forward-Looking Statements The statements in this communication regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Crestwood’s management, the matters addressed herein are subject to numerous risks and uncertainties which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Such forward-looking statements include, but are not limited to, statements about the benefits that may result from the merger and statements about the future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect Crestwood’s financial condition, results of operations and cash flows include, without limitation, the possibility that expected cost reductions will not be realized, or will not be realized within the expected timeframe; fluctuations in crude oil, natural gas and NGL prices (including, without limitation, lower commodity prices for sustained periods of time); the extent and success of drilling efforts, as well as the extent and quality of natural gas and crude oil volumes produced within proximity of Crestwood assets; failure or delays by customers in achieving expected production in their oil and gas projects; competitive conditions in the industry and their impact on our ability to connect supplies to Crestwood gathering, processing and transportation assets or systems; actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; the ability of Crestwood to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond Crestwood’s control; timely receipt of necessary government approvals and permits, the ability of Crestwood to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact Crestwood’s ability to complete projects within budget and on schedule; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; and risks related to our substantial indebtedness, as well as other factors disclosed in Crestwood’s filings with the U.S. Securities and Exchange Commission. You should read filings made by Crestwood with the U.S. Securities and Exchange Commission, including Annual Reports on Form 10-K and the most recent Quarterly Reports and Current Reports for a more extensive list of factors that could affect results. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date made. Crestwood does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”). While Crestwood's management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. Please see the accompanying table at the end of this presentation for reconciliations of those measures to comparable GAAP measures. ™ ™ ™ (1) Market data as of 10/25/2021. ™ ™ ™ Connections for America’s Energy 2 (2) Unit count and balance sheet data as of 9/30/2021.

Merger Disclosures No Offer or Solicitation: This communication relates to the proposed transaction between Oasis Midstream and Crestwood. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information and Where You Can Find It: In connection with the proposed transaction, Crestwood will file a registration statement on Form S-4, including a preliminary consent statement/prospectus for the unitholders of Oasis Midstream with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND UNITHOLDERS OF CRESTWOOD AND OASIS MIDSTREAM ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PRELIMINARY CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. The definitive consent statement/prospectus, when available, will be sent to unitholders of Oasis Midstream in connection with the solicitation of consents of Oasis Midstream unitholders relating to the proposed transactions. Investors and unitholders may obtain a free copy of the preliminary or definitive consent statement/prospectus (each when available) filed by Crestwood or Oasis Midstream with the SEC from the SEC’s website at www.sec.gov. Unitholders and other interested parties will also be able to obtain, without charge, a copy of the preliminary or definitive consent statement/prospectus and other relevant documents (when available) from Crestwood’s website at https://www.crestwoodlp.com/investors/ or from Oasis Midstream’s website at http://oasismidstream.investorroom.com. Participants in the Solicitation: Crestwood, Oasis Midstream and their respective directors, executive officers and general partners, and Oasis Petroleum and its directors and executive officers may be deemed to be participants in the solicitation of consents from the unitholders of Oasis Midstream. Information about these persons is set forth in the Crestwood’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, Oasis Midstream’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 8, 2021, and subsequent statements of changes in beneficial ownership on file for each of Crestwood and Oasis Midstream with the SEC. Unitholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ unitholders generally, by reading the preliminary or definitive consent statement/prospectus, or other relevant documents regarding the transaction (if and when available), which may be filed with the SEC. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 3Merger Disclosures No Offer or Solicitation: This communication relates to the proposed transaction between Oasis Midstream and Crestwood. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information and Where You Can Find It: In connection with the proposed transaction, Crestwood will file a registration statement on Form S-4, including a preliminary consent statement/prospectus for the unitholders of Oasis Midstream with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND UNITHOLDERS OF CRESTWOOD AND OASIS MIDSTREAM ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PRELIMINARY CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. The definitive consent statement/prospectus, when available, will be sent to unitholders of Oasis Midstream in connection with the solicitation of consents of Oasis Midstream unitholders relating to the proposed transactions. Investors and unitholders may obtain a free copy of the preliminary or definitive consent statement/prospectus (each when available) filed by Crestwood or Oasis Midstream with the SEC from the SEC’s website at www.sec.gov. Unitholders and other interested parties will also be able to obtain, without charge, a copy of the preliminary or definitive consent statement/prospectus and other relevant documents (when available) from Crestwood’s website at https://www.crestwoodlp.com/investors/ or from Oasis Midstream’s website at http://oasismidstream.investorroom.com. Participants in the Solicitation: Crestwood, Oasis Midstream and their respective directors, executive officers and general partners, and Oasis Petroleum and its directors and executive officers may be deemed to be participants in the solicitation of consents from the unitholders of Oasis Midstream. Information about these persons is set forth in the Crestwood’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, Oasis Midstream’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 8, 2021, and subsequent statements of changes in beneficial ownership on file for each of Crestwood and Oasis Midstream with the SEC. Unitholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ unitholders generally, by reading the preliminary or definitive consent statement/prospectus, or other relevant documents regarding the transaction (if and when available), which may be filed with the SEC. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 3

C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Crestwood + Oasis Midstream: Enhanced Scale, Synergies and Free Cash Flow Generation Drives Leading Financial Metrics 4C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Crestwood + Oasis Midstream: Enhanced Scale, Synergies and Free Cash Flow Generation Drives Leading Financial Metrics 4

Crestwood + Oasis Midstream Combination Creates Top-3 Williston Basin G&P Company Crestwood to acquire Oasis Midstream for ~$1.8 billion in an equity/cash financed transaction creating a total enterprise value of ~$7 billion Expanded Market Enhanced Financial Asset Leading Accelerated Share in Core Strength and Integration & Sustainability Return of Capital Basins Flexibility Synergies Initiatives • Complementary • Pro Forma 2021E • Significant excess • Both companies • Acquired assets Williston and EBITDA >$820MM, processing capacity generate positive complement Delaware Basin ~40% increase for optimization free cash flow Crestwood policies assets versus standalone on flaring • $25MM in identified • Conservative minimization, • Creates top-3 • YE 2022E leverage G&A and O&M financial metrics emissions midstream operator of 3.0x – 3.5x synergies maintained monitoring and in Williston Basin biodiversity • Strong liquidity and • $20MM in • ~5% distribution • Strategic alignment enhanced corporate commercial synergy increase to with Oasis Petroleum credit profile opportunities $2.62/unit, annually Combination has strong industrial logic with highly complementary assets driving increased scale, synergies, and enhanced financial strength ™ ™ ™ ™ ™ ™ Connections for America’s Energy 5Crestwood + Oasis Midstream Combination Creates Top-3 Williston Basin G&P Company Crestwood to acquire Oasis Midstream for ~$1.8 billion in an equity/cash financed transaction creating a total enterprise value of ~$7 billion Expanded Market Enhanced Financial Asset Leading Accelerated Share in Core Strength and Integration & Sustainability Return of Capital Basins Flexibility Synergies Initiatives • Complementary • Pro Forma 2021E • Significant excess • Both companies • Acquired assets Williston and EBITDA >$820MM, processing capacity generate positive complement Delaware Basin ~40% increase for optimization free cash flow Crestwood policies assets versus standalone on flaring • $25MM in identified • Conservative minimization, • Creates top-3 • YE 2022E leverage G&A and O&M financial metrics emissions midstream operator of 3.0x – 3.5x synergies maintained monitoring and in Williston Basin biodiversity • Strong liquidity and • $20MM in • ~5% distribution • Strategic alignment enhanced corporate commercial synergy increase to with Oasis Petroleum credit profile opportunities $2.62/unit, annually Combination has strong industrial logic with highly complementary assets driving increased scale, synergies, and enhanced financial strength ™ ™ ™ ™ ™ ™ Connections for America’s Energy 5

Crestwood + Oasis Midstream Transaction Details Key Transaction Details Crestwood to Acquire Oasis Midstream (OMP) for $1.8 billion (1) • Total consideration for all outstanding OMP units implies an at-market deal • Crestwood to assume $660MM of OMP net debt as of September 30, 2021 OAS Consideration Transaction • Crestwood to acquire 33.8MM OMP common units and the non-economic General Partner interest owned by Oasis Petroleum for 21.0MM Crestwood common units and $160MM in cash Structure & • $10MM valuation for non-economic General Partner Consideration • Oasis to own 21.7% of outstanding Crestwood common units OMP Public Unitholder Consideration • Crestwood to acquire 14.8MM OMP common units owned by OMP public unitholders for 12.9MM Crestwood common units • Oasis Petroleum will receive the right to appoint two representatives to the Crestwood Board of Directors (assuming minimum ownership levels) Other • New long-term commercial contracts for previously undedicated natural gas, crude oil and produced Deal Terms water services executed in connection with transaction • Crestwood will increase the distribution by ~5% to $2.62 per unit annually in 2022 • Subject to Hart-Scott-Rodino regulatory approval • While an OMP shareholder vote is required, Oasis Petroleum has executed a Voting and Support Approvals & Agreement for its approximately 70% ownership of Oasis Midstream in connection with this Timing transaction • Expected closing in first quarter 2022 ™ ™ ™ ™ ™ ™ (1) Based on closing prices as of October 25, 2021. Connections for America’s Energy 6Crestwood + Oasis Midstream Transaction Details Key Transaction Details Crestwood to Acquire Oasis Midstream (OMP) for $1.8 billion (1) • Total consideration for all outstanding OMP units implies an at-market deal • Crestwood to assume $660MM of OMP net debt as of September 30, 2021 OAS Consideration Transaction • Crestwood to acquire 33.8MM OMP common units and the non-economic General Partner interest owned by Oasis Petroleum for 21.0MM Crestwood common units and $160MM in cash Structure & • $10MM valuation for non-economic General Partner Consideration • Oasis to own 21.7% of outstanding Crestwood common units OMP Public Unitholder Consideration • Crestwood to acquire 14.8MM OMP common units owned by OMP public unitholders for 12.9MM Crestwood common units • Oasis Petroleum will receive the right to appoint two representatives to the Crestwood Board of Directors (assuming minimum ownership levels) Other • New long-term commercial contracts for previously undedicated natural gas, crude oil and produced Deal Terms water services executed in connection with transaction • Crestwood will increase the distribution by ~5% to $2.62 per unit annually in 2022 • Subject to Hart-Scott-Rodino regulatory approval • While an OMP shareholder vote is required, Oasis Petroleum has executed a Voting and Support Approvals & Agreement for its approximately 70% ownership of Oasis Midstream in connection with this Timing transaction • Expected closing in first quarter 2022 ™ ™ ™ ™ ™ ™ (1) Based on closing prices as of October 25, 2021. Connections for America’s Energy 6

Crestwood + Oasis Midstream Premier Williston Basin Midstream Franchise Highly complementary Williston Basin assets drive ~3x increase in processing capacity, ~2x increase in tier 1 drilling inventory and broadly expanded asset base across the western and northern extent of basin Combined Asset Footprint Premier Bakken Position Status Quo Pro Forma Dedicated 150,000 535,000 Acres 150 MMcf/d 430 MMcf/d Processing (91% (76% Capacity utilized) utilized) Miles of 796 miles 1,296 miles Pipeline Oil Gath: 83 Oil Gath: 103 Q3 2021 Gas Proc: 136 Gas Proc: 329 Volumes Water Gath: Water Gath: (per day) 95 184 Tier 1 Drilling >650 >1,200 Locations <$50 B/E High due to New Limited due system size Commercial to processing and unused Outlook constraints capacity ™ ™ ™ ™ ™ ™ Connections for America’s Energy 7Crestwood + Oasis Midstream Premier Williston Basin Midstream Franchise Highly complementary Williston Basin assets drive ~3x increase in processing capacity, ~2x increase in tier 1 drilling inventory and broadly expanded asset base across the western and northern extent of basin Combined Asset Footprint Premier Bakken Position Status Quo Pro Forma Dedicated 150,000 535,000 Acres 150 MMcf/d 430 MMcf/d Processing (91% (76% Capacity utilized) utilized) Miles of 796 miles 1,296 miles Pipeline Oil Gath: 83 Oil Gath: 103 Q3 2021 Gas Proc: 136 Gas Proc: 329 Volumes Water Gath: Water Gath: (per day) 95 184 Tier 1 Drilling >650 >1,200 Locations <$50 B/E High due to New Limited due system size Commercial to processing and unused Outlook constraints capacity ™ ™ ™ ™ ™ ™ Connections for America’s Energy 7

Crestwood + Oasis Midstream Favorable Bakken Fundamentals Supports Volume Growth Strong Bakken fundamentals support Crestwood’s ability to capture >$45MM in commercial, operational and administrative synergies through integration and optimization of Crestwood and Oasis Midstream footprints Strong Bakken Fundamentals Economics Drive Volume Growth • Bakken natural gas production expected to grow on 430 MMcf/d Pro Forma Processing Capacity Crestwood’s expanded footprint ~100 MMcf/d – Increased Activity: Bakken economics are very favorable Current due to exceptional reservoir quality and strong producer Excess net-backs Capacity – Reduced Flaring: increased regulatory gas capture Oasis Midstream targets and ESG focus have driven substantial uptick in 150 MMcf/d higher gas capture Standalone Processing – Increasing GORs: Basin production indicates current Capacity gas-oil-ratios (GORs) increased to 2.6x compared to (1) 1.6x five years ago • Integration of Crestwood and Oasis Midstream Arrow Volumes systems provides ~100 MMcf/d of available capacity to address growing gas environment – Unlock near-term constraints as Arrow production 2021 2022 2023 2024 continues to grow in excess of Bear Den plant capacity CEQP Volumes Arrow Potential OMP Volumes – Aggressive commercialization of unutilized capacity through existing and prospective third-party customers Increased available processing capacity creates – Crestwood expects to capture ~$20MM in incremental substantial upside as natural gas volumes grow commercial cash flow and $25MM in the elimination of in the Williston Basin G&A and O&M expenses Integration of Crestwood & OMP systems creates flow assurance for Arrow customers and competitive advantage for prospective third-party volumes ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) Source: EIA. 8Crestwood + Oasis Midstream Favorable Bakken Fundamentals Supports Volume Growth Strong Bakken fundamentals support Crestwood’s ability to capture >$45MM in commercial, operational and administrative synergies through integration and optimization of Crestwood and Oasis Midstream footprints Strong Bakken Fundamentals Economics Drive Volume Growth • Bakken natural gas production expected to grow on 430 MMcf/d Pro Forma Processing Capacity Crestwood’s expanded footprint ~100 MMcf/d – Increased Activity: Bakken economics are very favorable Current due to exceptional reservoir quality and strong producer Excess net-backs Capacity – Reduced Flaring: increased regulatory gas capture Oasis Midstream targets and ESG focus have driven substantial uptick in 150 MMcf/d higher gas capture Standalone Processing – Increasing GORs: Basin production indicates current Capacity gas-oil-ratios (GORs) increased to 2.6x compared to (1) 1.6x five years ago • Integration of Crestwood and Oasis Midstream Arrow Volumes systems provides ~100 MMcf/d of available capacity to address growing gas environment – Unlock near-term constraints as Arrow production 2021 2022 2023 2024 continues to grow in excess of Bear Den plant capacity CEQP Volumes Arrow Potential OMP Volumes – Aggressive commercialization of unutilized capacity through existing and prospective third-party customers Increased available processing capacity creates – Crestwood expects to capture ~$20MM in incremental substantial upside as natural gas volumes grow commercial cash flow and $25MM in the elimination of in the Williston Basin G&A and O&M expenses Integration of Crestwood & OMP systems creates flow assurance for Arrow customers and competitive advantage for prospective third-party volumes ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) Source: EIA. 8

Crestwood + Oasis Midstream Three-Product Services in the Delaware Basin Crestwood expands its crude oil and produced water gathering capabilities with highly complementary Oasis Midstream system OMP Asset Overview Expanded Delaware Basin Position • Crude oil and produced water gathering system in Loving, Ward and Winkler counties, Texas • 100,000 gross acreage dedication from Percussion Petroleum (acquired acreage from Oasis Petroleum) • ~40 miles of crude oil gathering pipelines with 95 MBbl/d of gathering capacity • ~50 miles of produced and flowback water gathering pipelines and three SWDs with 60 MBbl/d of permitted disposal capacity • OMP Delaware Permian assets will be wholly owned by Crestwood and not included in CPJV ™ ™ ™ ™ ™ ™ Connections for America’s Energy 9Crestwood + Oasis Midstream Three-Product Services in the Delaware Basin Crestwood expands its crude oil and produced water gathering capabilities with highly complementary Oasis Midstream system OMP Asset Overview Expanded Delaware Basin Position • Crude oil and produced water gathering system in Loving, Ward and Winkler counties, Texas • 100,000 gross acreage dedication from Percussion Petroleum (acquired acreage from Oasis Petroleum) • ~40 miles of crude oil gathering pipelines with 95 MBbl/d of gathering capacity • ~50 miles of produced and flowback water gathering pipelines and three SWDs with 60 MBbl/d of permitted disposal capacity • OMP Delaware Permian assets will be wholly owned by Crestwood and not included in CPJV ™ ™ ™ ™ ™ ™ Connections for America’s Energy 9

Crestwood + Oasis Midstream Enhanced Financial Scale, Strength & Flexibility Transaction drives significant growth in Enterprise Value, Adjusted EBITDA, Distributable Cash Flow and Free Cash Flow (1) Enterprise Value 2021E Adjusted EBITDA $8,000 $1,000 +36% +37% $800 $6,000 $600 $4,000 $400 $2,000 $200 $0 $0 Standalone Pro Forma Standalone Pro Forma (2) (3) 2021E Distributable Cash Flow 2021E Free Cash Flow $600 +51% $600 +38% $500 $500 $400 $400 $300 $300 $200 $200 $100 $100 $0 $0 Standalone Pro Forma Standalone Pro Forma Crestwood immediately achieves enhanced financial scale and drives increasing DCF/unit in 2022 and beyond as synergies are captured and assets are integrated (1) As of September 30, 2021. ™ ™ ™ ™ ™ ™ Connections for America’s Energy (2) Distributable cash flow to common unitholders. 10 (3) Distributable cash flow to common unitholders less growth capital.Crestwood + Oasis Midstream Enhanced Financial Scale, Strength & Flexibility Transaction drives significant growth in Enterprise Value, Adjusted EBITDA, Distributable Cash Flow and Free Cash Flow (1) Enterprise Value 2021E Adjusted EBITDA $8,000 $1,000 +36% +37% $800 $6,000 $600 $4,000 $400 $2,000 $200 $0 $0 Standalone Pro Forma Standalone Pro Forma (2) (3) 2021E Distributable Cash Flow 2021E Free Cash Flow $600 +51% $600 +38% $500 $500 $400 $400 $300 $300 $200 $200 $100 $100 $0 $0 Standalone Pro Forma Standalone Pro Forma Crestwood immediately achieves enhanced financial scale and drives increasing DCF/unit in 2022 and beyond as synergies are captured and assets are integrated (1) As of September 30, 2021. ™ ™ ™ ™ ™ ™ Connections for America’s Energy (2) Distributable cash flow to common unitholders. 10 (3) Distributable cash flow to common unitholders less growth capital.

Crestwood + Oasis Midstream Strong Balance Sheet Provides Financial Flexibility Combination of CEQP and OMP significantly improves balance sheet via scale and deleveraging profile Balance Sheet Positioned for Strength Pro Forma Capitalization – 9/30/2021 • CEQP ended 9/30/2021 with standalone leverage $MM CEQP CEQP + OMP of 3.45x and ~$1.0B of available liquidity Cash $14 $44 • Key CEQP/OMP financing considerations: Revolving Credit Facility $251 $621 – CEQP to assume OMP senior notes of $450MM Senior Notes 1,800 2,250 – CEQP to borrow an additional ~$370MM on its Total Debt $2,051 $2,871 revolver to (1) paydown OMP drawn revolver (1) borrowings of ~$210MM as of 9/30/2021 and Total Leverage Ratio 3.5x 3.5x to (2) finance cash consideration of transaction to OAS ($160MM) Pro Forma Long-Term Debt Overview • Pro forma CEQP credit highlights: CEQP OMP $1,400 (1) – Pro forma leverage of 3.5x $1,200 – Substantial available liquidity on revolver $1,000 8.00% Next senior notes Notes – No near-term senior notes maturities maturity not until 2025 $800 – Last-twelve-months credit EBITDA increases $600 from ~$590MM to ~$815MM 6.00% RCF 5.625% $400 Notes 5.75% Notes – Free cash flow generation and synergy Notes $200 realization expected to drive leverage in range of 3.0x - 3.5x in FY 2022 $0 2021 2022 2023 2024 2025 2026 2027 2028 2029 Crestwood is committed to a maintaining a strong balance sheet and enhancing its credit profile with low leverage and substantial liquidity ™ ™ ™ ™ ™ ™ (1) Calculated in accordance with the CMLP credit agreement. Connections for America’s Energy 11 $MMCrestwood + Oasis Midstream Strong Balance Sheet Provides Financial Flexibility Combination of CEQP and OMP significantly improves balance sheet via scale and deleveraging profile Balance Sheet Positioned for Strength Pro Forma Capitalization – 9/30/2021 • CEQP ended 9/30/2021 with standalone leverage $MM CEQP CEQP + OMP of 3.45x and ~$1.0B of available liquidity Cash $14 $44 • Key CEQP/OMP financing considerations: Revolving Credit Facility $251 $621 – CEQP to assume OMP senior notes of $450MM Senior Notes 1,800 2,250 – CEQP to borrow an additional ~$370MM on its Total Debt $2,051 $2,871 revolver to (1) paydown OMP drawn revolver (1) borrowings of ~$210MM as of 9/30/2021 and Total Leverage Ratio 3.5x 3.5x to (2) finance cash consideration of transaction to OAS ($160MM) Pro Forma Long-Term Debt Overview • Pro forma CEQP credit highlights: CEQP OMP $1,400 (1) – Pro forma leverage of 3.5x $1,200 – Substantial available liquidity on revolver $1,000 8.00% Next senior notes Notes – No near-term senior notes maturities maturity not until 2025 $800 – Last-twelve-months credit EBITDA increases $600 from ~$590MM to ~$815MM 6.00% RCF 5.625% $400 Notes 5.75% Notes – Free cash flow generation and synergy Notes $200 realization expected to drive leverage in range of 3.0x - 3.5x in FY 2022 $0 2021 2022 2023 2024 2025 2026 2027 2028 2029 Crestwood is committed to a maintaining a strong balance sheet and enhancing its credit profile with low leverage and substantial liquidity ™ ™ ™ ™ ™ ™ (1) Calculated in accordance with the CMLP credit agreement. Connections for America’s Energy 11 $MM

Crestwood + Oasis Midstream Strategic Alignment with Oasis Petroleum Crestwood is pleased to welcome Oasis Petroleum, a premier pure-play Bakken E&P operator, as a new customer and equity partner Oasis Petroleum Overview Leading Pure-Play Bakken Operator • Oasis Petroleum is mid-cap E&P operator with an Key enterprise value of >$2B and EBITDA of over $700MM >670 tier-1 drilling Stats locations • Strong credit profile with no pro forma debt and 77.7 significant liquidity Mboe/d • High quality operator focused on returns and 87% disciplined production growth Operated • Attractive inventory and economics drives free cash 76% flow business model Working Interest • Active development plan with significant low-cost inventory $9.50 LOE/Boe • Oasis Petroleum will own 22% of Crestwood’s total units outstanding “The combination of Crestwood and Oasis Midstream creates a midstream leader well positioned with size, scale and a diversified customer base. Crestwood’s experienced team brings a track record of operational excellence.” -- Danny Brown, CEO Oasis Petroleum Crestwood and Oasis Petroleum share a focus on ESG, financial discipline and generating sustainable returns for our stakeholders ™ ™ ™ ™ ™ ™ Connections for America’s Energy Source: Oasis Petroleum October 2021 investor presentation. 12Crestwood + Oasis Midstream Strategic Alignment with Oasis Petroleum Crestwood is pleased to welcome Oasis Petroleum, a premier pure-play Bakken E&P operator, as a new customer and equity partner Oasis Petroleum Overview Leading Pure-Play Bakken Operator • Oasis Petroleum is mid-cap E&P operator with an Key enterprise value of >$2B and EBITDA of over $700MM >670 tier-1 drilling Stats locations • Strong credit profile with no pro forma debt and 77.7 significant liquidity Mboe/d • High quality operator focused on returns and 87% disciplined production growth Operated • Attractive inventory and economics drives free cash 76% flow business model Working Interest • Active development plan with significant low-cost inventory $9.50 LOE/Boe • Oasis Petroleum will own 22% of Crestwood’s total units outstanding “The combination of Crestwood and Oasis Midstream creates a midstream leader well positioned with size, scale and a diversified customer base. Crestwood’s experienced team brings a track record of operational excellence.” -- Danny Brown, CEO Oasis Petroleum Crestwood and Oasis Petroleum share a focus on ESG, financial discipline and generating sustainable returns for our stakeholders ™ ™ ™ ™ ™ ™ Connections for America’s Energy Source: Oasis Petroleum October 2021 investor presentation. 12

Crestwood + Oasis Midstream Checking ALL Boxes for Value Creation Crestwood is excited to partner with Oasis Midstream unitholders and stakeholders to create long-term value • Macro-fundamentals are favorable for long-term development of domestic hydrocarbons • The Williston and Delaware Basins are vital basins to supply increasing demand due to superior economics and productivity • Midstream consolidation in these basins is necessary to optimize capacities, capture synergies and drive long-term returns • The combined company has significant financial and operational scale to create long-term value • Transaction enhances financial flexibility, increases positive free cash flow and DCF per unit and accelerates opportunities for returns of capital to Crestwood unitholders ™ ™ ™ ™ ™ ™ Connections for America’s Energy 13Crestwood + Oasis Midstream Checking ALL Boxes for Value Creation Crestwood is excited to partner with Oasis Midstream unitholders and stakeholders to create long-term value • Macro-fundamentals are favorable for long-term development of domestic hydrocarbons • The Williston and Delaware Basins are vital basins to supply increasing demand due to superior economics and productivity • Midstream consolidation in these basins is necessary to optimize capacities, capture synergies and drive long-term returns • The combined company has significant financial and operational scale to create long-term value • Transaction enhances financial flexibility, increases positive free cash flow and DCF per unit and accelerates opportunities for returns of capital to Crestwood unitholders ™ ™ ™ ™ ™ ™ Connections for America’s Energy 13

C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Disciplined Execution and Operating Leverage Drives Strategy 14C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Disciplined Execution and Operating Leverage Drives Strategy 14

Key Investor Highlights • Strong track record of delivering on operational and financial targets through all commodity cycles • Operating leverage, asset utilization and significantly lower O&M and G&A enhances operating margins to >80% EXECUTION • Best-in-class midstream operator for safety, diversity & inclusion, customer service, community engagement and environmental responsibility • Oasis Midstream transaction builds immediate financial scale and flexibility FINANCIAL • Crestwood remains committed to its target leverage ratio of 3.50x – 3.75x • Significant available capacity on $1.25 billion revolver; Next senior notes maturity is 2025 DISCIPLINE • Total 2021 capital program self-funded with excess cash flow & LIQUIDITY • Prudent allocation of capital only to projects and/or transactions that meet strict investment criteria • Gathering and processing assets in five shale basins; terminal assets in North Dakota and South Texas, and NGL marketing & logistics assets across Midwest and East Coast DIVERSIFIED • 2021E cash flow derived from approximately 48% natural gas, 36% crude oil and produced water, and 16% (1,2) ASSETS NGLs • Large counterparties with long-term, recently negotiated midstream contracts • Transitioning to a fully elected board with traditional public company oversight MLP LEADING • New board structure to include enhanced features and a continued commitment to board diversity GOVERNANCE • High quality, experienced management team; insiders own ~8% of common LP units FREE CASH • Expect $150 million - $180 million in free cash flow after distributions in 2021, >$120 million year-to-date • Both Crestwood and Oasis Midstream are free cash flow positive in 2021 FLOW • $175 million common and preferred unit repurchase program that will be utilized opportunistically POSITIVE Crestwood is focused on execution, operating leverage and creating value through logical consolidation ™ ™ ™ (1) Including Stagecoach divestiture July 9, 2021. ™ ™ ™ Connections for America’s Energy 15 (2) Does not include Oasis Midstream assets.Key Investor Highlights • Strong track record of delivering on operational and financial targets through all commodity cycles • Operating leverage, asset utilization and significantly lower O&M and G&A enhances operating margins to >80% EXECUTION • Best-in-class midstream operator for safety, diversity & inclusion, customer service, community engagement and environmental responsibility • Oasis Midstream transaction builds immediate financial scale and flexibility FINANCIAL • Crestwood remains committed to its target leverage ratio of 3.50x – 3.75x • Significant available capacity on $1.25 billion revolver; Next senior notes maturity is 2025 DISCIPLINE • Total 2021 capital program self-funded with excess cash flow & LIQUIDITY • Prudent allocation of capital only to projects and/or transactions that meet strict investment criteria • Gathering and processing assets in five shale basins; terminal assets in North Dakota and South Texas, and NGL marketing & logistics assets across Midwest and East Coast DIVERSIFIED • 2021E cash flow derived from approximately 48% natural gas, 36% crude oil and produced water, and 16% (1,2) ASSETS NGLs • Large counterparties with long-term, recently negotiated midstream contracts • Transitioning to a fully elected board with traditional public company oversight MLP LEADING • New board structure to include enhanced features and a continued commitment to board diversity GOVERNANCE • High quality, experienced management team; insiders own ~8% of common LP units FREE CASH • Expect $150 million - $180 million in free cash flow after distributions in 2021, >$120 million year-to-date • Both Crestwood and Oasis Midstream are free cash flow positive in 2021 FLOW • $175 million common and preferred unit repurchase program that will be utilized opportunistically POSITIVE Crestwood is focused on execution, operating leverage and creating value through logical consolidation ™ ™ ™ (1) Including Stagecoach divestiture July 9, 2021. ™ ™ ™ Connections for America’s Energy 15 (2) Does not include Oasis Midstream assets.

Diversified Portfolio of Infrastructure Assets Gathering & Processing Segment Bakken • Located in five shale plays across U.S. • 2,571 miles of pipeline • 3.1 Bcf/d gas gathering Powder • 1.5 Bcf/d gas processing plants River Basin • 320 MBbls/d crude oil gathering SW • 523 MBbls/d produced water gathering Marcellus Storage & Transportation and Delaware Marketing, Supply & Logistics Basin Segments* Barnett • 1.0 Bcf/d gas transportation Shale • 35 Bcf gas storage facilities • 180 MBbls/d crude oil rail terminalling • 1.8 MMBbls crude oil storage • 10.0 MMBbls NGL storage Core Focus Regions • 1.6 MMBbls/d NGL pipeline and Legacy Gas Basins transportation capacity Diversified midstream portfolio with operating scale along the value chain, further enhanced with Oasis Midstream acquisition Note: Key statistics include CEQP and JV assets as of July 9, 2021, plus assets from ™ ™ ™ the pending Oasis Midstream acquisition. ™ ™ ™ Connections for America’s Energy 16 *Due to the pending acquisition of Oasis Midstream, Crestwood anticipates that it will re-evaluate its segments for reporting purposes in the near-future.Diversified Portfolio of Infrastructure Assets Gathering & Processing Segment Bakken • Located in five shale plays across U.S. • 2,571 miles of pipeline • 3.1 Bcf/d gas gathering Powder • 1.5 Bcf/d gas processing plants River Basin • 320 MBbls/d crude oil gathering SW • 523 MBbls/d produced water gathering Marcellus Storage & Transportation and Delaware Marketing, Supply & Logistics Basin Segments* Barnett • 1.0 Bcf/d gas transportation Shale • 35 Bcf gas storage facilities • 180 MBbls/d crude oil rail terminalling • 1.8 MMBbls crude oil storage • 10.0 MMBbls NGL storage Core Focus Regions • 1.6 MMBbls/d NGL pipeline and Legacy Gas Basins transportation capacity Diversified midstream portfolio with operating scale along the value chain, further enhanced with Oasis Midstream acquisition Note: Key statistics include CEQP and JV assets as of July 9, 2021, plus assets from ™ ™ ™ the pending Oasis Midstream acquisition. ™ ™ ™ Connections for America’s Energy 16 *Due to the pending acquisition of Oasis Midstream, Crestwood anticipates that it will re-evaluate its segments for reporting purposes in the near-future.

Strong Q3 2021 Results Q3 2021 Highlights Exceptional Operational and • Strong operational performance drives Adjusted Financial Performance EBITDA growth of 3% year-over-year • Recently achieved record daily gas gathering volumes at Arrow of 155 MMcf/d Favorable Commodity Price • Favorable crude oil and NGL prices provide uplift to POP contracts in the Bakken, while natural Environment gas prices support POI contracts in the Barnett • Utilized Stagecoach proceeds to pay down outstanding balances on the revolver, resulting (1) in strong leverage ratio of 3.45x Strong Balance Sheet • Signed new long-term agreement with Continental Resources in the Powder River Basin, optimizing capacity at the Bucking Horse processing complex Expanded Commercial • Expanded relationship with Novo drives growth Relationships in the Delaware Basin with 90 new well connects through 2023 Crestwood’s strong year-to-date results position the company to meet or exceed the high-end of 2021 guidance ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) Calculated in accordance with CMLP credit agreement. 17Strong Q3 2021 Results Q3 2021 Highlights Exceptional Operational and • Strong operational performance drives Adjusted Financial Performance EBITDA growth of 3% year-over-year • Recently achieved record daily gas gathering volumes at Arrow of 155 MMcf/d Favorable Commodity Price • Favorable crude oil and NGL prices provide uplift to POP contracts in the Bakken, while natural Environment gas prices support POI contracts in the Barnett • Utilized Stagecoach proceeds to pay down outstanding balances on the revolver, resulting (1) in strong leverage ratio of 3.45x Strong Balance Sheet • Signed new long-term agreement with Continental Resources in the Powder River Basin, optimizing capacity at the Bucking Horse processing complex Expanded Commercial • Expanded relationship with Novo drives growth Relationships in the Delaware Basin with 90 new well connects through 2023 Crestwood’s strong year-to-date results position the company to meet or exceed the high-end of 2021 guidance ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) Calculated in accordance with CMLP credit agreement. 17

2021E Financial Guidance Following strong YTD results and favorable commodity prices in Q4 2021, Crestwood expects to meet or exceed its upper guidance range Revised 2021 Guidance Drivers • Strong year-to-date $570MM – $600MM Adjusted EBITDA financial results in G&P segment offset the sale of Stagecoach in the $345MM – $375MM Distributable Cash Flow S&T segment and NGL backwardation in the MS&L segment (1) $150MM – $180MM Free Cash Flow After Distributions • Favorable commodity 3.4x – 3.7x price environment drives Leverage Ratio incremental earnings on POP contracts in the 2.2x – 2.4x Bakken and POI Coverage Ratio contracts in the Barnett $35MM – $45MM Growth Capital • Producer activity positions Crestwood to achieve 2021 well Maintenance Capital $20MM – $25MM connect guidance Crestwood’s positive 2021 outlook enhances financial flexibility and drives best-in-class financial metrics Note: Please see accompanying tables of non-GAAP reconciliations for Adjusted EBITDA, distributable cash flow and free cash flow. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 18 (1) Free cash flow range is calculated after paying common and preferred distributions of $257 million.2021E Financial Guidance Following strong YTD results and favorable commodity prices in Q4 2021, Crestwood expects to meet or exceed its upper guidance range Revised 2021 Guidance Drivers • Strong year-to-date $570MM – $600MM Adjusted EBITDA financial results in G&P segment offset the sale of Stagecoach in the $345MM – $375MM Distributable Cash Flow S&T segment and NGL backwardation in the MS&L segment (1) $150MM – $180MM Free Cash Flow After Distributions • Favorable commodity 3.4x – 3.7x price environment drives Leverage Ratio incremental earnings on POP contracts in the 2.2x – 2.4x Bakken and POI Coverage Ratio contracts in the Barnett $35MM – $45MM Growth Capital • Producer activity positions Crestwood to achieve 2021 well Maintenance Capital $20MM – $25MM connect guidance Crestwood’s positive 2021 outlook enhances financial flexibility and drives best-in-class financial metrics Note: Please see accompanying tables of non-GAAP reconciliations for Adjusted EBITDA, distributable cash flow and free cash flow. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 18 (1) Free cash flow range is calculated after paying common and preferred distributions of $257 million.

Balanced Portfolio and High-Quality Customers Excellent Diversity of Services, Customers and Markets Favorable commodity prices in 2021 drive upside in POP and POI contracts, supported by fixed fee agreements and top tier customer base Contracts Summary Cash Flow Diversification (1,2) • G&P assets supported by long- 2021E Cash Flow term, fixed fee contracts backed Variable NGLs by 1.1 million acres dedicated Rate 16% 17% from a diverse mix of producers Natural Gas 48% Oil & • Balanced cash flow mix from Fixed Fee or Take-or- Water natural gas, crude oil, produced Pay 36% water and NGLs 83% • Majority of G&P contracts include (3) Diversified Customer Base inflation escalator tied to CPI or a flat rate annual increase • Crestwood proactively hedges its direct commodity exposure, limiting downside risk • Diversified NGL marketing & logistics business supported by blue-chip customer base (1) Based on 2021 budget. ™ ™ ™ ™ ™ ™ Connections for America’s Energy (2) Including Stagecoach divestiture as of July 9, 2021. 19 (3) Not inclusive of all customers. 19Balanced Portfolio and High-Quality Customers Excellent Diversity of Services, Customers and Markets Favorable commodity prices in 2021 drive upside in POP and POI contracts, supported by fixed fee agreements and top tier customer base Contracts Summary Cash Flow Diversification (1,2) • G&P assets supported by long- 2021E Cash Flow term, fixed fee contracts backed Variable NGLs by 1.1 million acres dedicated Rate 16% 17% from a diverse mix of producers Natural Gas 48% Oil & • Balanced cash flow mix from Fixed Fee or Take-or- Water natural gas, crude oil, produced Pay 36% water and NGLs 83% • Majority of G&P contracts include (3) Diversified Customer Base inflation escalator tied to CPI or a flat rate annual increase • Crestwood proactively hedges its direct commodity exposure, limiting downside risk • Diversified NGL marketing & logistics business supported by blue-chip customer base (1) Based on 2021 budget. ™ ™ ™ ™ ™ ™ Connections for America’s Energy (2) Including Stagecoach divestiture as of July 9, 2021. 19 (3) Not inclusive of all customers. 19

MLP Industry Leading Sustainability Program Crestwood’s commitment to MLP-industry leading sustainability initiatives is reflected in our year-over-year upgrades with key ESG rating agencies Sustainability Overview ESG Ratings Upgrades MSCI Scores Continue to • ESG Strategy: Continue to progress on the three-year AAA Improve! sustainability strategy focused on diversity and inclusion AA (D&I), emissions reductions, biodiversity, supply chain and 2019: Inaugural ESG disclosure A Reporting Year BBB BBB • Sustainability Governance: Formed a Sustainability BB BB Committee at the Board level in 2018 to provide governance and oversight; In 2021 announced the transition to a B B B publicly elected independent board of directors CCC 2018 2019 2020 2021 • Compensation Tied to Sustainability: Enhanced employee and executive compensation based on sustainability key performance indicators around methane 50 Sustainalytics Score Ahead of 45 emissions reductions and key D&I initiatives Our Peers! 40 35 • Robust Sustainability Reporting: Committed to 30 transparency and disclosure; reporting in accordance with: 25 20 15 10 5 0 Third annual sustainability report issued in June 2021 ™ ™ ™ ™ ™ ™ Connections for America’s Energy For more information on Crestwood’s sustainability program visit esg.crestwoodlp.com. 20 Better WorseMLP Industry Leading Sustainability Program Crestwood’s commitment to MLP-industry leading sustainability initiatives is reflected in our year-over-year upgrades with key ESG rating agencies Sustainability Overview ESG Ratings Upgrades MSCI Scores Continue to • ESG Strategy: Continue to progress on the three-year AAA Improve! sustainability strategy focused on diversity and inclusion AA (D&I), emissions reductions, biodiversity, supply chain and 2019: Inaugural ESG disclosure A Reporting Year BBB BBB • Sustainability Governance: Formed a Sustainability BB BB Committee at the Board level in 2018 to provide governance and oversight; In 2021 announced the transition to a B B B publicly elected independent board of directors CCC 2018 2019 2020 2021 • Compensation Tied to Sustainability: Enhanced employee and executive compensation based on sustainability key performance indicators around methane 50 Sustainalytics Score Ahead of 45 emissions reductions and key D&I initiatives Our Peers! 40 35 • Robust Sustainability Reporting: Committed to 30 transparency and disclosure; reporting in accordance with: 25 20 15 10 5 0 Third annual sustainability report issued in June 2021 ™ ™ ™ ™ ™ ™ Connections for America’s Energy For more information on Crestwood’s sustainability program visit esg.crestwoodlp.com. 20 Better Worse

Crestwood’s Commitment to Low Emission Operations Hydrocarbons are forecasted to exceed 50% of total energy demand through 2040; Crestwood is committed to being a leader in ESG as it provides vital energy infrastructure and expands its footprint with Oasis Midstream Crestwood’s Climate Change Advancements • Joined The Environmental Partnership and ONE Future to work with industry leaders to set best-in-class environmental and emission standards • Linking a portion of our employee compensation to methane emissions intensity reductions • Reducing greenhouse gas emissions through enhancing leak detection and repair (LDAR), installing new technologies and continuing to work to minimize flaring • Included climate-related risks into the Enterprise Risk Management process • Began to pilot continuous methane emissions monitoring on the Jackalope system in September 2021 • Crestwood will apply its sustainability practices to the new Oasis Midstream assets and will include baseline Scope 1 and Scope 2 emissions data in its 2021 sustainability report (1) Oil & Gas Remain Vital to Meet Global Energy Demand Crestwood’s Emissions Rank Low Among Peers 2020 Scope 1+2 GHG Emissions Intensity 100% Oil and (Metric Tons CO e/$MM EBITDA) 14% 2 90% 22% 8,000 gas 5% 80% 5% continue 7,000 70% 23% to make- 60% 25% 6,000 up 50% 5,000 >50% of 31% 40% energy 28% 4,000 30% demand 20% 3,000 through 26% 10% 19% 2040 2,000 0% 1,000 2019 2040 0 Coal Oil Gas Nuclear Other Renewables PAA CEQP WMB ENLC DCP ™ ™ ™ (1) International Energy Agency (2020), World Energy Outlook 2020, (Stated ™ ™ ™ Connections for America’s Energy 21 Policies Scenario) IEA, Paris.Crestwood’s Commitment to Low Emission Operations Hydrocarbons are forecasted to exceed 50% of total energy demand through 2040; Crestwood is committed to being a leader in ESG as it provides vital energy infrastructure and expands its footprint with Oasis Midstream Crestwood’s Climate Change Advancements • Joined The Environmental Partnership and ONE Future to work with industry leaders to set best-in-class environmental and emission standards • Linking a portion of our employee compensation to methane emissions intensity reductions • Reducing greenhouse gas emissions through enhancing leak detection and repair (LDAR), installing new technologies and continuing to work to minimize flaring • Included climate-related risks into the Enterprise Risk Management process • Began to pilot continuous methane emissions monitoring on the Jackalope system in September 2021 • Crestwood will apply its sustainability practices to the new Oasis Midstream assets and will include baseline Scope 1 and Scope 2 emissions data in its 2021 sustainability report (1) Oil & Gas Remain Vital to Meet Global Energy Demand Crestwood’s Emissions Rank Low Among Peers 2020 Scope 1+2 GHG Emissions Intensity 100% Oil and (Metric Tons CO e/$MM EBITDA) 14% 2 90% 22% 8,000 gas 5% 80% 5% continue 7,000 70% 23% to make- 60% 25% 6,000 up 50% 5,000 >50% of 31% 40% energy 28% 4,000 30% demand 20% 3,000 through 26% 10% 19% 2040 2,000 0% 1,000 2019 2040 0 Coal Oil Gas Nuclear Other Renewables PAA CEQP WMB ENLC DCP ™ ™ ™ (1) International Energy Agency (2020), World Energy Outlook 2020, (Stated ™ ™ ™ Connections for America’s Energy 21 Policies Scenario) IEA, Paris.

Commitment to ESG Performance Remains Strong Crestwood continues to lead midstream ESG efforts with a steadfast approach to sustainable operations and increased disclosures Began continuous methane emissions Named to the MSCI monitoring MSCI Score Bloomberg Added Score 2021 WHC pilot in upgraded to Joined ONE Gender-Equality Independent upgraded Grassland Powder River BB Index Board Member to BBB Award Future Basin August December December January March June July 2020 2020 2020 2021 2021 2021 2021 October December January February May June September 2020 2020 2021 2021 2021 2021 2021 rd Joined the Received Bob Phillips Sustainalytics First Reserve Released 3 Sustainalytics Environmental Wildlife Habitat Co-Chairs Score Exits; Sustainability Score Partnership Council Midstream EIC Improved 21% Transition to Report Improved 16% Certification ESG Reporting to 26.3 Publicly Elected to 22.0 Initiative Board Our leading ESG efforts continue to be recognized by key third-party organizations highlighting our employees’ commitment to advancing sustainability within Crestwood ™ ™ ™ ™ ™ ™ Connections for America’s Energy 22Commitment to ESG Performance Remains Strong Crestwood continues to lead midstream ESG efforts with a steadfast approach to sustainable operations and increased disclosures Began continuous methane emissions Named to the MSCI monitoring MSCI Score Bloomberg Added Score 2021 WHC pilot in upgraded to Joined ONE Gender-Equality Independent upgraded Grassland Powder River BB Index Board Member to BBB Award Future Basin August December December January March June July 2020 2020 2020 2021 2021 2021 2021 October December January February May June September 2020 2020 2021 2021 2021 2021 2021 rd Joined the Received Bob Phillips Sustainalytics First Reserve Released 3 Sustainalytics Environmental Wildlife Habitat Co-Chairs Score Exits; Sustainability Score Partnership Council Midstream EIC Improved 21% Transition to Report Improved 16% Certification ESG Reporting to 26.3 Publicly Elected to 22.0 Initiative Board Our leading ESG efforts continue to be recognized by key third-party organizations highlighting our employees’ commitment to advancing sustainability within Crestwood ™ ™ ™ ™ ™ ™ Connections for America’s Energy 22

C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Diversified Assets Provide Upside in Current Commodity Price Environment 23C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Diversified Assets Provide Upside in Current Commodity Price Environment 23

Gathering & Processing Segment Crude, natural gas and produced water wellhead gathering and natural gas processing assets across five shale basins leveraged to both crude and natural gas G&P Overview Cash Flow Forecast • Wellhead gathering systems and processing $500 infrastructure in the Bakken, Powder River $400 Basin and Delaware Permian support oil- weighted producers $300 $200 • Legacy gas assets, Marcellus and Barnett, benefit from pricing uplift and provide $100 predictable cash flows without the need for additional investment $0 2017 2018 2019 2020 2021E (2) Cash Flow Growth Capex • Diverse set of producer customers with primarily long-term, fixed fee contracts Key Asset Overview • Limited direct commodity exposure provides 2021E Well Asset Major Customers upside in strong commodity price environment Connects (3) Bakken 45+ Devon, XTO, RimRock, Enerplus • Minimal growth capital investment required to Chesapeake, Continental, Large public Powder River 15 - 20 service existing customers and contracts E&P Marcellus - Antero Resources • Cash flow growth driven by recent processing Diversified Energy, Sage Natural Resources Barnett 8 plant additions and producer activity Delaware >75 Shell, ConocoPhillips, Mewbourne, Novo Permian (1) • 2021E cash flow range of $470MM - $500MM (1) Pre G&A expenses. ™ ™ ™ ™ ™ ™ (2) Growth capex includes JV contributions related to capital projects. Connections for America’s Energy 24 (3) Includes both three-product and water-only wells. $MMGathering & Processing Segment Crude, natural gas and produced water wellhead gathering and natural gas processing assets across five shale basins leveraged to both crude and natural gas G&P Overview Cash Flow Forecast • Wellhead gathering systems and processing $500 infrastructure in the Bakken, Powder River $400 Basin and Delaware Permian support oil- weighted producers $300 $200 • Legacy gas assets, Marcellus and Barnett, benefit from pricing uplift and provide $100 predictable cash flows without the need for additional investment $0 2017 2018 2019 2020 2021E (2) Cash Flow Growth Capex • Diverse set of producer customers with primarily long-term, fixed fee contracts Key Asset Overview • Limited direct commodity exposure provides 2021E Well Asset Major Customers upside in strong commodity price environment Connects (3) Bakken 45+ Devon, XTO, RimRock, Enerplus • Minimal growth capital investment required to Chesapeake, Continental, Large public Powder River 15 - 20 service existing customers and contracts E&P Marcellus - Antero Resources • Cash flow growth driven by recent processing Diversified Energy, Sage Natural Resources Barnett 8 plant additions and producer activity Delaware >75 Shell, ConocoPhillips, Mewbourne, Novo Permian (1) • 2021E cash flow range of $470MM - $500MM (1) Pre G&A expenses. ™ ™ ™ ™ ™ ™ (2) Growth capex includes JV contributions related to capital projects. Connections for America’s Energy 24 (3) Includes both three-product and water-only wells. $MM

Bakken Overview Addition of Oasis Midstream assets expands Crestwood’s footprint to the west, adds substantial drilling inventory and increases processing capacity Bakken Overview Arrow Asset Map • Legacy Crestwood Gathering and processing assets located primarily on the Fort Berthold Indian Reservation (FBIR) in McKenzie and Dunn counties, North Dakota • Diversified producers with ~10-year average contract length: Devon, XTO, EnerPlus, RimRock, PetroShale and Oasis • Increased gas capture due to flare minimization and higher GORs (gas-to- oil ratio) drive strong gas gathering volumes & processing plant utilization • Recently completed southern expansion project to allow for 150 incremental water locations Oasis Midstream assets fit seamlessly with existing footprint, increasing dedicated acres to 535,000 and tier 1 drilling locations to >1,200 ™ ™ ™ ™ ™ ™ Connections for America’s Energy 25Bakken Overview Addition of Oasis Midstream assets expands Crestwood’s footprint to the west, adds substantial drilling inventory and increases processing capacity Bakken Overview Arrow Asset Map • Legacy Crestwood Gathering and processing assets located primarily on the Fort Berthold Indian Reservation (FBIR) in McKenzie and Dunn counties, North Dakota • Diversified producers with ~10-year average contract length: Devon, XTO, EnerPlus, RimRock, PetroShale and Oasis • Increased gas capture due to flare minimization and higher GORs (gas-to- oil ratio) drive strong gas gathering volumes & processing plant utilization • Recently completed southern expansion project to allow for 150 incremental water locations Oasis Midstream assets fit seamlessly with existing footprint, increasing dedicated acres to 535,000 and tier 1 drilling locations to >1,200 ™ ™ ™ ™ ™ ™ Connections for America’s Energy 25

Percent Volumes Flared Bakken Operating Leverage Increased Gas Capture and Reduced Flaring Drives Utilization Increased producer activity and optimization projects drive additional cash flow with minimal capital requirements Commentary • E&P and midstream collaborate to focus on increased gas capture and reduced flaring in the region • Recently completed two minor compression projects to relieve bottlenecks on Arrow system allowing for increased gathering volumes • Crestwood works with producers on well-connect schedule to maximize captured volumes and minimize flaring on the FBIR • Increasing GORs in the basin are positive for Crestwood’s extensive gas assets across the Arrow system • Recently constructed Bear Den I & II facilities, in addition to multiple 3rd party offload agreements, allow for flexibility to meet peak production • Oasis Midstream processing plants increase capacity to 430 MMcf/d and allow Crestwood to optimize utilization across its assets Bakken Gas Flare Minimization Increased Arrow Gas Capture 3,500 40% Flaring minimizations drive increased gas capture Flared volumes in the basin have (1) 150 35% decreased 79% since 2014 3,000 30% 125 2,500 25% 100 2,000 20% 75 1,500 15% 50 1,000 10% 25 500 5% Opportunity for incremental volumes 0 0 0% Gas Gathering Gas Processing (2) 2017 2018 2019 2020 2021 YTD ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) NDIC. 26 (2) Through 9/30/2021. Total Production (MMcf/d) MMcf/dPercent Volumes Flared Bakken Operating Leverage Increased Gas Capture and Reduced Flaring Drives Utilization Increased producer activity and optimization projects drive additional cash flow with minimal capital requirements Commentary • E&P and midstream collaborate to focus on increased gas capture and reduced flaring in the region • Recently completed two minor compression projects to relieve bottlenecks on Arrow system allowing for increased gathering volumes • Crestwood works with producers on well-connect schedule to maximize captured volumes and minimize flaring on the FBIR • Increasing GORs in the basin are positive for Crestwood’s extensive gas assets across the Arrow system • Recently constructed Bear Den I & II facilities, in addition to multiple 3rd party offload agreements, allow for flexibility to meet peak production • Oasis Midstream processing plants increase capacity to 430 MMcf/d and allow Crestwood to optimize utilization across its assets Bakken Gas Flare Minimization Increased Arrow Gas Capture 3,500 40% Flaring minimizations drive increased gas capture Flared volumes in the basin have (1) 150 35% decreased 79% since 2014 3,000 30% 125 2,500 25% 100 2,000 20% 75 1,500 15% 50 1,000 10% 25 500 5% Opportunity for incremental volumes 0 0 0% Gas Gathering Gas Processing (2) 2017 2018 2019 2020 2021 YTD ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) NDIC. 26 (2) Through 9/30/2021. Total Production (MMcf/d) MMcf/d

Powder River Basin Overview Crestwood continues to have commercial success leveraging excess capacity at the Bucking Horse plant to attract new high-quality producer customers Powder River Basin Overview Powder River Basin Producers • Jackalope gathering system and Bucking Horse processing capacity of up to 345 MMcf/d • NGL and residue gas takeaway: ONEOK and WIC drive good net-backs for producers • High quality joint venture financing partners in GIP, Apollo, and TPG • New long-term agreement with Continental Resources adds material acreage dedication and optimization of the Bucking Horse processing complex • Construction has begun on required infrastructure with first volumes expected in 2H 2022 • Currently there are two rigs operating on the Jackalope system ™ ™ ™ ™ ™ ™ Connections for America’s Energy 27Powder River Basin Overview Crestwood continues to have commercial success leveraging excess capacity at the Bucking Horse plant to attract new high-quality producer customers Powder River Basin Overview Powder River Basin Producers • Jackalope gathering system and Bucking Horse processing capacity of up to 345 MMcf/d • NGL and residue gas takeaway: ONEOK and WIC drive good net-backs for producers • High quality joint venture financing partners in GIP, Apollo, and TPG • New long-term agreement with Continental Resources adds material acreage dedication and optimization of the Bucking Horse processing complex • Construction has begun on required infrastructure with first volumes expected in 2H 2022 • Currently there are two rigs operating on the Jackalope system ™ ™ ™ ™ ™ ™ Connections for America’s Energy 27

Delaware Basin Overview Crestwood operates a fully integrated G&P system in the heart of the Delaware Basin (1) through 50/50 JV with First Reserve (CPJV) and JV with Shell Midstream Delaware Basin Overview Asset Map • Willow Lake system includes wellhead gas gathering system, 200 MMcf/d Orla cryo-plant, and produced water gathering & disposal infrastructure including a Devonian SWD facility • Produced water system anchored by 10-year contract with large independent; expect to expand permitted capacity in 2022 by 60 MBbl/d • >75 2021E well connects across both systems drives an increase in gas (2) gathered volumes year-over-year • Agreement with Novo drives incremental well connects to Willow Lake system and volumes through Orla processing plant • Oasis Midstream assets add crude oil and produced water gathering services; systems will be wholly owned by Crestwood and not included in CPJV (1) Crestwood and First Reserve each own 50% of Willow Lake and Orla Plant and 25% of the Nautilus system; Shell Midstream owns 50% of the ™ ™ ™ ™ ™ ™ Connections for America’s Energy 28 Nautilus system. (2) Includes well connects for both Willow Lake and Nautilus.Delaware Basin Overview Crestwood operates a fully integrated G&P system in the heart of the Delaware Basin (1) through 50/50 JV with First Reserve (CPJV) and JV with Shell Midstream Delaware Basin Overview Asset Map • Willow Lake system includes wellhead gas gathering system, 200 MMcf/d Orla cryo-plant, and produced water gathering & disposal infrastructure including a Devonian SWD facility • Produced water system anchored by 10-year contract with large independent; expect to expand permitted capacity in 2022 by 60 MBbl/d • >75 2021E well connects across both systems drives an increase in gas (2) gathered volumes year-over-year • Agreement with Novo drives incremental well connects to Willow Lake system and volumes through Orla processing plant • Oasis Midstream assets add crude oil and produced water gathering services; systems will be wholly owned by Crestwood and not included in CPJV (1) Crestwood and First Reserve each own 50% of Willow Lake and Orla Plant and 25% of the Nautilus system; Shell Midstream owns 50% of the ™ ™ ™ ™ ™ ™ Connections for America’s Energy 28 Nautilus system. (2) Includes well connects for both Willow Lake and Nautilus.

Legacy Natural Gas Assets Provide Stable Cash Flow and Long-term Optionality Crestwood’s SW Marcellus and Barnett systems contribute predictable cash flows and offer potential upside in current natural gas price environment SW Marcellus System Map Barnett System Map EQT SWN EQT HG Energy SW Marcellus Highlights Barnett Highlights • 20-year, fixed-fee gathering and compression services with • Long-term contracts that provide significant upside as Antero Resources; 140,000 acreage dedication commodity prices continue to rebound (1) • Antero is the fourth largest natural gas producer and took • 140,000 acreage dedication; system capacity of 925 MMcf/d steps in 2020 to address near-term maturities and de-lever • Eight-well pad brought online in late Q2 2021 drives • ~250 wells are connected to Crestwood’s system; inventory (2) incremental volumes that more than offset annual decline >1,100 liquids rich and >900 dry gas locations • System capacity of 875 MMcf/d allows for new wells to be • Favorable gas price environment has led to increased connected without the need for incremental capital discussions with producers for additional activity Stable natural declines provide Crestwood source of low-risk cash flow; No capital required to support incremental activity ™ ™ ™ (1) Based on 1Q21 production, Antero Resources. ™ ™ ™ Connections for America’s Energy 29 (2) Based on 12/31/2020 locations, Antero Resources.Legacy Natural Gas Assets Provide Stable Cash Flow and Long-term Optionality Crestwood’s SW Marcellus and Barnett systems contribute predictable cash flows and offer potential upside in current natural gas price environment SW Marcellus System Map Barnett System Map EQT SWN EQT HG Energy SW Marcellus Highlights Barnett Highlights • 20-year, fixed-fee gathering and compression services with • Long-term contracts that provide significant upside as Antero Resources; 140,000 acreage dedication commodity prices continue to rebound (1) • Antero is the fourth largest natural gas producer and took • 140,000 acreage dedication; system capacity of 925 MMcf/d steps in 2020 to address near-term maturities and de-lever • Eight-well pad brought online in late Q2 2021 drives • ~250 wells are connected to Crestwood’s system; inventory (2) incremental volumes that more than offset annual decline >1,100 liquids rich and >900 dry gas locations • System capacity of 875 MMcf/d allows for new wells to be • Favorable gas price environment has led to increased connected without the need for incremental capital discussions with producers for additional activity Stable natural declines provide Crestwood source of low-risk cash flow; No capital required to support incremental activity ™ ™ ™ (1) Based on 1Q21 production, Antero Resources. ™ ™ ™ Connections for America’s Energy 29 (2) Based on 12/31/2020 locations, Antero Resources.

Storage & Transportation and Marketing, Supply & Logistics Segments Storage assets provide stable cash flow contributions while NGL Logistics focuses on Marcellus/Utica producers, processors and fractionation through pipe, truck, rail, storage and terminals (2) Segment Overview* Cash Flow Forecast Consistent earnings highlighted by minimal • S&T and MS&L segments consists of crude oil, $150 capital requirements natural gas and NGL storage, NGL Logistics business, and gas and crude marketing $100 • Storage assets include: – 10 MMBbls NGL storage across Midwest and $50 East Coast – 1.6 MMBbls crude oil storage at COLT Hub $0 and PRBIC 2017 2018 2019 2020 2021E (3) Cash Flow Growth Capex – 35 Bcf natural gas salt dome storage facility (4) at Tres Palacios NGL Inventory Levels • Best-in-class NGL storage and terminal operator Ramping demand and inventory levels below 5-year committed to safe and sustainable operations average provide tailwind for NGL prices • Downstream customers, located in high-demand non-Gulf Coast markets, consist of long-standing recurring relationships • Crude marketing optimizes crude oil storage and maximizes producer net-backs in oil-based regions (1) • 2021E cash flow range of $120MM - $130MM *Due to the pending acquisition of Oasis Midstream, Crestwood anticipates that it will re-evaluate its segments for reporting purposes in the near-future. ™ ™ ™ (1) Pre G&A expenses and excludes ~$30MM attributable to SGS in 1H 2021. ™ ™ ™ Connections for America’s Energy 30 (2) All periods exclude Stagecoach. (3) Growth capex includes JV contributions related to capital projects. (4) Credit Suisse, EIA, 9.14.2021. $MMStorage & Transportation and Marketing, Supply & Logistics Segments Storage assets provide stable cash flow contributions while NGL Logistics focuses on Marcellus/Utica producers, processors and fractionation through pipe, truck, rail, storage and terminals (2) Segment Overview* Cash Flow Forecast Consistent earnings highlighted by minimal • S&T and MS&L segments consists of crude oil, $150 capital requirements natural gas and NGL storage, NGL Logistics business, and gas and crude marketing $100 • Storage assets include: – 10 MMBbls NGL storage across Midwest and $50 East Coast – 1.6 MMBbls crude oil storage at COLT Hub $0 and PRBIC 2017 2018 2019 2020 2021E (3) Cash Flow Growth Capex – 35 Bcf natural gas salt dome storage facility (4) at Tres Palacios NGL Inventory Levels • Best-in-class NGL storage and terminal operator Ramping demand and inventory levels below 5-year committed to safe and sustainable operations average provide tailwind for NGL prices • Downstream customers, located in high-demand non-Gulf Coast markets, consist of long-standing recurring relationships • Crude marketing optimizes crude oil storage and maximizes producer net-backs in oil-based regions (1) • 2021E cash flow range of $120MM - $130MM *Due to the pending acquisition of Oasis Midstream, Crestwood anticipates that it will re-evaluate its segments for reporting purposes in the near-future. ™ ™ ™ (1) Pre G&A expenses and excludes ~$30MM attributable to SGS in 1H 2021. ™ ™ ™ Connections for America’s Energy 30 (2) All periods exclude Stagecoach. (3) Growth capex includes JV contributions related to capital projects. (4) Credit Suisse, EIA, 9.14.2021. $MM

NGL Logistics Business Integrated infrastructure of NGL marketing, storage, terminal and transportation services across the Midwest and Northeast Key Highlights Asset Overview • Significant storage and terminal assets including 10 MMBbl of storage capacity (primarily Marcellus/Utica) and 13 trucking and rail terminals • Pipeline capacity to domestic and international markets, including waterborne exports (TEPPCO, Dixie, ME2) • Acquired additional NGL storage assets in April 2020 that fit seamlessly with existing infrastructure; executed multi-year supply agreement with Plains All American at time of sale • Drivers for incremental margin – Infrastructure constraints/disruptions – PADD 1 supply/demand dynamics – Heating degree days – Seasonal spreads/inventory cycle Diversified Customers ™ ™ ™ ™ ™ ™ Connections for America’s Energy 31NGL Logistics Business Integrated infrastructure of NGL marketing, storage, terminal and transportation services across the Midwest and Northeast Key Highlights Asset Overview • Significant storage and terminal assets including 10 MMBbl of storage capacity (primarily Marcellus/Utica) and 13 trucking and rail terminals • Pipeline capacity to domestic and international markets, including waterborne exports (TEPPCO, Dixie, ME2) • Acquired additional NGL storage assets in April 2020 that fit seamlessly with existing infrastructure; executed multi-year supply agreement with Plains All American at time of sale • Drivers for incremental margin – Infrastructure constraints/disruptions – PADD 1 supply/demand dynamics – Heating degree days – Seasonal spreads/inventory cycle Diversified Customers ™ ™ ™ ™ ™ ™ Connections for America’s Energy 31

COLT Hub Offers Takeaway Optionality Existing and new crude pipeline interconnects on Arrow, trucking and the COLT Hub allow producers to fully operate under any potential scenario COLT Hub Arrow Crude Takeaway Outlets • Premier crude oil pipeline, storage and crude-by- rail facility in the Bakken • 160 MBbls/d crude-by-rail facility with 1.2 MMBbls storage capacity • Strategically located on BNSF railway with access to East and West coast markets • 60 MBbls/d truck unloading capacity • Pipeline connections to Hiland, High Plains, DAPL, and Bridger, as well as connectivity to Tesoro and Enbridge via the COLT connector to Dry Fork (1) COLT Hub’s Top-Tier Market Share 50 40 30 Arrow takeaway capacity: 20 Pipeline: >200,000 Bbls/d 10 Truck: >20,000 Bbls/d 0 Pipeline and truck connectivity between Arrow and COLT allow Crestwood to help provide Arrow producer volumes flow assurance ™ ™ ™ (1) Six-month average weekly rail loading volumes, ™ ™ ™ Connections for America’s Energy 32 May 2021 – October 2021, per Genscape. MBbls/dCOLT Hub Offers Takeaway Optionality Existing and new crude pipeline interconnects on Arrow, trucking and the COLT Hub allow producers to fully operate under any potential scenario COLT Hub Arrow Crude Takeaway Outlets • Premier crude oil pipeline, storage and crude-by- rail facility in the Bakken • 160 MBbls/d crude-by-rail facility with 1.2 MMBbls storage capacity • Strategically located on BNSF railway with access to East and West coast markets • 60 MBbls/d truck unloading capacity • Pipeline connections to Hiland, High Plains, DAPL, and Bridger, as well as connectivity to Tesoro and Enbridge via the COLT connector to Dry Fork (1) COLT Hub’s Top-Tier Market Share 50 40 30 Arrow takeaway capacity: 20 Pipeline: >200,000 Bbls/d 10 Truck: >20,000 Bbls/d 0 Pipeline and truck connectivity between Arrow and COLT allow Crestwood to help provide Arrow producer volumes flow assurance ™ ™ ™ (1) Six-month average weekly rail loading volumes, ™ ™ ™ Connections for America’s Energy 32 May 2021 – October 2021, per Genscape. MBbls/d

Key Investor Highlights • Diversified midstream portfolio with critical infrastructure assets providing reliable services across the energy value chain • Balanced portfolio of high-quality customers supported by take- or-pay and fixed-fee contracts, with POP/POI upside • Strong track record of delivering on operational and financial targets through all commodity cycles • Solid balance sheet with low leverage and substantial liquidity provides financial flexibility • Revised outlook for 2021 drives increased guidance range and significant free cash flow generation • MLP industry leading sustainability program focused on enhanced transparency, minimizing enterprise risk and embracing best-in- class ESG metrics Acquisition of Oasis Midstream positions Crestwood as a top-3 operator in the Williston Basin and creates immediate financial strength ™ ™ ™ ™ ™ ™ Connections for America’s Energy 33Key Investor Highlights • Diversified midstream portfolio with critical infrastructure assets providing reliable services across the energy value chain • Balanced portfolio of high-quality customers supported by take- or-pay and fixed-fee contracts, with POP/POI upside • Strong track record of delivering on operational and financial targets through all commodity cycles • Solid balance sheet with low leverage and substantial liquidity provides financial flexibility • Revised outlook for 2021 drives increased guidance range and significant free cash flow generation • MLP industry leading sustainability program focused on enhanced transparency, minimizing enterprise risk and embracing best-in- class ESG metrics Acquisition of Oasis Midstream positions Crestwood as a top-3 operator in the Williston Basin and creates immediate financial strength ™ ™ ™ ™ ™ ™ Connections for America’s Energy 33

C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Appendix 34C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Appendix 34

Stagecoach Divestiture Completed Crestwood & Con Edison divest Stagecoach Gas Services to Kinder Morgan for $1.225 billion; transaction immediately achieves long-term leverage target of 3.5x – 3.75x Transaction Overview Transaction Merits • Proceeds of $1.225 billion split 50/50 Allows Crestwood to capture strong valuation for Stagecoach assets as the northeast experiences between Crestwood and Con Edison increased competition for services, margin pressure and • Represents 11.1x 2021E EBITDA difficult regulatory environment • Majority of Stagecoach divestiture, $1.195 Crestwood’s net proceeds used to repay outstanding billion of value, closed July 9, 2021 borrowings on the revolving credit facility, substantially increasing liquidity • Remaining subsidiary, Twin Tier Pipeline, Pro forma leverage reduced from 4.2x to 3.6x as of June expected to close Q1 2022 (1) 30, 2021 • CEQP settled remaining $38MM deferred Positions Crestwood to opportunistically execute on contingency payment due to Con Edison common and preferred buyback program with its share of proceeds ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) Calculated in accordance with CMLP credit facility. 35Stagecoach Divestiture Completed Crestwood & Con Edison divest Stagecoach Gas Services to Kinder Morgan for $1.225 billion; transaction immediately achieves long-term leverage target of 3.5x – 3.75x Transaction Overview Transaction Merits • Proceeds of $1.225 billion split 50/50 Allows Crestwood to capture strong valuation for Stagecoach assets as the northeast experiences between Crestwood and Con Edison increased competition for services, margin pressure and • Represents 11.1x 2021E EBITDA difficult regulatory environment • Majority of Stagecoach divestiture, $1.195 Crestwood’s net proceeds used to repay outstanding billion of value, closed July 9, 2021 borrowings on the revolving credit facility, substantially increasing liquidity • Remaining subsidiary, Twin Tier Pipeline, Pro forma leverage reduced from 4.2x to 3.6x as of June expected to close Q1 2022 (1) 30, 2021 • CEQP settled remaining $38MM deferred Positions Crestwood to opportunistically execute on contingency payment due to Con Edison common and preferred buyback program with its share of proceeds ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) Calculated in accordance with CMLP credit facility. 35

Crestwood Enhances Governance with First Reserve Exit Crestwood and new investors acquired First Reserve’s common units and general partner interest, enabling Crestwood to transition into an independent public company with traditional governance, driving leading MLP governance and investor alignment Transaction Summary Sources & Uses Sources of Capital $ MM • Crestwood and third-party equity investors acquired the Revolving Credit Facility $268 assets owned by Crestwood Holdings for $400MM in cash New 3rd Party Equity 132 – New and existing equity investors acquired 6 million common Total Sources of Capital $400 units owned by Crestwood Holdings for proceeds of $132MM – Crestwood acquired the remaining 11.5 million common units, Uses of Capital $ MM 0.4 million subordinated units and the general partner interest CEQP Acquires Common Units & GP Interest $268 owned by Crestwood Holdings for $268MM New 3rd Party Equity Acquires Common Units 132 § Crestwood financed the buyback acquisition with borrowings Total Uses of Capital $400 on its revolving credit facility (1) Simplified Corporate Structure § Pro forma borrowing capacity >$400MM § Crestwood retired the 11.5 million common units resulting in Crestwood Public $29MM in annual distribution savings based on the current Equity Investors Partners distribution (NYSE:CEQP) 62.8 MM CEQP LP units outstanding § Term Loan B at Crestwood Holdings was paid in full by First Reserve as part of the transaction Crestwood Crestwood • Transaction results in leading MLP governance Gas Services Equity GP LLC LLC – Crestwood will transition to a traditional public company 100% of CEQP 11.5 MM CEQP LP units retired Non-Economic GP 0.4 MM Sub-units retired governance structure (publicly-elected Board of Directors) $1,250 MM RCF (1) – Following transaction, insiders maintain approximately 8% ($818MM Drawn) Crestwood Midstream common unit ownership $1,800MM Sr Notes Partners Due 25, 27 & 29 ™ ™ ™ ™ ™ ™ Connections for America’s Energy 36 (1) Debt balance as of 3/31/2021, pro forma for full redemption of the 2023 senior notes in April 2021.Crestwood Enhances Governance with First Reserve Exit Crestwood and new investors acquired First Reserve’s common units and general partner interest, enabling Crestwood to transition into an independent public company with traditional governance, driving leading MLP governance and investor alignment Transaction Summary Sources & Uses Sources of Capital $ MM • Crestwood and third-party equity investors acquired the Revolving Credit Facility $268 assets owned by Crestwood Holdings for $400MM in cash New 3rd Party Equity 132 – New and existing equity investors acquired 6 million common Total Sources of Capital $400 units owned by Crestwood Holdings for proceeds of $132MM – Crestwood acquired the remaining 11.5 million common units, Uses of Capital $ MM 0.4 million subordinated units and the general partner interest CEQP Acquires Common Units & GP Interest $268 owned by Crestwood Holdings for $268MM New 3rd Party Equity Acquires Common Units 132 § Crestwood financed the buyback acquisition with borrowings Total Uses of Capital $400 on its revolving credit facility (1) Simplified Corporate Structure § Pro forma borrowing capacity >$400MM § Crestwood retired the 11.5 million common units resulting in Crestwood Public $29MM in annual distribution savings based on the current Equity Investors Partners distribution (NYSE:CEQP) 62.8 MM CEQP LP units outstanding § Term Loan B at Crestwood Holdings was paid in full by First Reserve as part of the transaction Crestwood Crestwood • Transaction results in leading MLP governance Gas Services Equity GP LLC LLC – Crestwood will transition to a traditional public company 100% of CEQP 11.5 MM CEQP LP units retired Non-Economic GP 0.4 MM Sub-units retired governance structure (publicly-elected Board of Directors) $1,250 MM RCF (1) – Following transaction, insiders maintain approximately 8% ($818MM Drawn) Crestwood Midstream common unit ownership $1,800MM Sr Notes Partners Due 25, 27 & 29 ™ ™ ™ ™ ™ ™ Connections for America’s Energy 36 (1) Debt balance as of 3/31/2021, pro forma for full redemption of the 2023 senior notes in April 2021.

Federal Land Exposure Manageable Across Key G&P Assets; No impact to 2021 Outlook Crestwood’s producers have manageable exposure to federal lands with no impact to Bakken operations and extensive permits in PRB and Delaware Basin Bakken Powder River Basin Delaware Basin • CHK has minimal federal surface • No impact to the Arrow system • Majority of producers proactively filed acreage and only ~40% of total acreage for and received federal drilling • Majority of the Arrow system is located pays federal royalty interest permits on the Fort Berthold Indian Reservation • More than 330 federally approved • ~86% of Willow Lake gathering and managed by the Bureau of Indian (1) permits on Jackalope system system is located on private or state Affairs • Current operations of 315+ wells not lands • Per the Department of Interior, Native affected by executive actions • Crestwood does not expect any Lands are excluded from executive • Crestwood does not expect any material material issues getting incremental actions issues getting incremental ROWs to lay ROWs to lay any additional gathering any additional gathering lines lines • PRB represents approximately 10% of • Delaware Basin represents <5% of 2021E cash flow 2021E cash flow ™ ™ ™ ™ ™ ™ Connections for America’s Energy Source: BLM, state data 37Federal Land Exposure Manageable Across Key G&P Assets; No impact to 2021 Outlook Crestwood’s producers have manageable exposure to federal lands with no impact to Bakken operations and extensive permits in PRB and Delaware Basin Bakken Powder River Basin Delaware Basin • CHK has minimal federal surface • No impact to the Arrow system • Majority of producers proactively filed acreage and only ~40% of total acreage for and received federal drilling • Majority of the Arrow system is located pays federal royalty interest permits on the Fort Berthold Indian Reservation • More than 330 federally approved • ~86% of Willow Lake gathering and managed by the Bureau of Indian (1) permits on Jackalope system system is located on private or state Affairs • Current operations of 315+ wells not lands • Per the Department of Interior, Native affected by executive actions • Crestwood does not expect any Lands are excluded from executive • Crestwood does not expect any material material issues getting incremental actions issues getting incremental ROWs to lay ROWs to lay any additional gathering any additional gathering lines lines • PRB represents approximately 10% of • Delaware Basin represents <5% of 2021E cash flow 2021E cash flow ™ ™ ™ ™ ™ ™ Connections for America’s Energy Source: BLM, state data 37

Crestwood’s 3-Year Sustainability Strategy Crestwood’s long-term sustainability strategy enhances transparency on management’s approach to identifying and mitigating key ESG risks • Continue to demonstrate our commitment to our Safety and Operating Principles • Deliver on our disciplined financial plan to be a must-own investment Business • Drive >15% DCF per unit growth year-over-year Strategy • Complete projects safely, on-time and on-budget Continual Economic/ Environment Social Improvement Governance Social ESG Investor Investment Supply Chain Environmental Diversity & Strategy & Management Stewardship Inclusion Harmonize our Disclosure charitable giving Focus Areas Implement an Committed to Continue our Continuously and create a approach to emissions commitment to 2019 - 2021 stronger improve sustainability in reductions and diversity and alignment to risk transparency in supply chain biodiversity inclusion management and ESG reporting community needs Our next three-year sustainability strategy will be developed in Q4 2021 For more information on Crestwood’s sustainability program: ™ ™ ™ ™ ™ ™ Connections for America’s Energy 38 www.crestwoodlp.com/sustainabilityCrestwood’s 3-Year Sustainability Strategy Crestwood’s long-term sustainability strategy enhances transparency on management’s approach to identifying and mitigating key ESG risks • Continue to demonstrate our commitment to our Safety and Operating Principles • Deliver on our disciplined financial plan to be a must-own investment Business • Drive >15% DCF per unit growth year-over-year Strategy • Complete projects safely, on-time and on-budget Continual Economic/ Environment Social Improvement Governance Social ESG Investor Investment Supply Chain Environmental Diversity & Strategy & Management Stewardship Inclusion Harmonize our Disclosure charitable giving Focus Areas Implement an Committed to Continue our Continuously and create a approach to emissions commitment to 2019 - 2021 stronger improve sustainability in reductions and diversity and alignment to risk transparency in supply chain biodiversity inclusion management and ESG reporting community needs Our next three-year sustainability strategy will be developed in Q4 2021 For more information on Crestwood’s sustainability program: ™ ™ ™ ™ ™ ™ Connections for America’s Energy 38 www.crestwoodlp.com/sustainability

Crestwood’s Industry Recognition Crestwood continues to be recognized for its unwavering commitment to best in class customer service, employee engagement, environmental stewardship and diversity & inclusion Voted #3 by the buy-side and Top Workplaces in 2018, sell-side for Best Financially Ranked #1 in the EnergyPoint Research 2019, and 2020 by the Material ESG Disclosures in the Survey in 2015 - 2020 Houston Chronicle 2021 Institutional (1) Investor Rankings th Ranked 38 out of 348 Oil & Gas companies in the Recognized by the EPA Finalist for Excellence in ESG Included in the 2021 Global 100 Most as a SmartWay Partner award at the 2020 Ammy 2021 Bloomberg Gender Sustainable Corporations in awards Equality Index the World Crestwood’s culture of excellence positions the partnership to be a responsible steward of capital and an attractive midstream investment ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) Small Cap Energy. 39Crestwood’s Industry Recognition Crestwood continues to be recognized for its unwavering commitment to best in class customer service, employee engagement, environmental stewardship and diversity & inclusion Voted #3 by the buy-side and Top Workplaces in 2018, sell-side for Best Financially Ranked #1 in the EnergyPoint Research 2019, and 2020 by the Material ESG Disclosures in the Survey in 2015 - 2020 Houston Chronicle 2021 Institutional (1) Investor Rankings th Ranked 38 out of 348 Oil & Gas companies in the Recognized by the EPA Finalist for Excellence in ESG Included in the 2021 Global 100 Most as a SmartWay Partner award at the 2020 Ammy 2021 Bloomberg Gender Sustainable Corporations in awards Equality Index the World Crestwood’s culture of excellence positions the partnership to be a responsible steward of capital and an attractive midstream investment ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) Small Cap Energy. 39

CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP Reconciliation of Non-GAAP Financial Measures (in millions) (unaudited) (a) EBITDA is defined as income before income taxes, plus debt-related costs (interest and debt expense, net and loss on modification/extinguishment of debt) and depreciation, amortization and accretion expense. Adjusted EBITDA considers the adjusted earnings impact of our unconsolidated affiliates by adjusting our equity earnings or losses from our unconsolidated affiliates to reflect our proportionate share (based on the distribution percentage) of their EBITDA, excluding gains and losses on long-lived assets and other impairments. Adjusted EBITDA also considers the impact of certain significant items, such as unit-based compensation charges, gains or losses on long-lived assets, impairments of goodwill, third party costs incurred related to potential and completed acquisitions, certain environmental remediation costs, the change in fair value of commodity inventory-related derivative contracts, costs associated with the realignment and restructuring of our operations and corporate structure, and other transactions identified in a specific reporting period. The change in fair value of commodity inventory-related derivative contracts is considered in determining Adjusted EBITDA given that the timing of recognizing gains and losses on these derivative contracts differs from the recognition of revenue for the related underlying sale of inventory to which these derivatives relate. Changes in the fair value of other derivative contracts is not considered in determining Adjusted EBITDA given the relatively short- term nature of those derivative contracts. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, as they do not include deductions for items such as depreciation, amortization and accretion, interest and income taxes, which are necessary to maintain our business. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA and Adjusted EBITDA calculations may vary among entities, so our computation may not be comparable to measures used by other companies. (b) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies. (c) Cash interest expense less amortization of deferred financing costs. (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 40CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP Reconciliation of Non-GAAP Financial Measures (in millions) (unaudited) (a) EBITDA is defined as income before income taxes, plus debt-related costs (interest and debt expense, net and loss on modification/extinguishment of debt) and depreciation, amortization and accretion expense. Adjusted EBITDA considers the adjusted earnings impact of our unconsolidated affiliates by adjusting our equity earnings or losses from our unconsolidated affiliates to reflect our proportionate share (based on the distribution percentage) of their EBITDA, excluding gains and losses on long-lived assets and other impairments. Adjusted EBITDA also considers the impact of certain significant items, such as unit-based compensation charges, gains or losses on long-lived assets, impairments of goodwill, third party costs incurred related to potential and completed acquisitions, certain environmental remediation costs, the change in fair value of commodity inventory-related derivative contracts, costs associated with the realignment and restructuring of our operations and corporate structure, and other transactions identified in a specific reporting period. The change in fair value of commodity inventory-related derivative contracts is considered in determining Adjusted EBITDA given that the timing of recognizing gains and losses on these derivative contracts differs from the recognition of revenue for the related underlying sale of inventory to which these derivatives relate. Changes in the fair value of other derivative contracts is not considered in determining Adjusted EBITDA given the relatively short- term nature of those derivative contracts. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, as they do not include deductions for items such as depreciation, amortization and accretion, interest and income taxes, which are necessary to maintain our business. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA and Adjusted EBITDA calculations may vary among entities, so our computation may not be comparable to measures used by other companies. (b) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies. (c) Cash interest expense less amortization of deferred financing costs. (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 40

CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP (a) EBITDA is defined as income before income taxes, plus debt-related costs (interest and debt Reconciliation of Non-GAAP Financial Measures expense, net and loss on modification/extinguishment of debt) and depreciation, amortization (in millions) and accretion expense. Adjusted EBITDA considers the adjusted earnings impact of our (unaudited) unconsolidated affiliates by adjusting our equity earnings or losses from our unconsolidated affiliates to reflect our proportionate share (based on the distribution percentage) of their Three Months Ended Nine Months Ended EBITDA, excluding gains and losses on long-lived assets and other impairments. Adjusted September 30, September 30, EBITDA also considers the impact of certain significant items, such as unit-based compensation 2021 2020 2021 2020 charges, gains or losses on long-lived assets, impairments of goodwill, third party costs incurred Operating Cash Flows to Adjusted EBITDA related to potential and completed acquisitions, certain environmental remediation costs, the change in fair value of commodity inventory-related derivative contracts, costs associated with Net cash provided by operating activities $ 79.4 $ 111.9 $ 372.9 $ 295.3 the realignment and restructuring of our operations and corporate structure, and other Net changes in operating assets and liabilities (25.1) (15.5) (114.8) (26.9) transactions identified in a specific reporting period. The change in fair value of commodity Amortization of debt-related deferred costs (1.7) (1.7) (5.1) (4.9) inventory-related derivative contracts is considered in determining Adjusted EBITDA given that Interest and debt expense, net 30.9 33.7 102.0 100.3 the timing of recognizing gains and losses on these derivative contracts differs from the Unit-based compensation charges (12.9) (8.1) (22.8) (17.3) recognition of revenue for the related underlying sale of inventory to which these derivatives relate. Changes in the fair value of other derivative contracts is not considered in determining Loss on long-lived assets, net (18.5) (21.3) (19.6) (26.1) Adjusted EBITDA given the relatively short-term nature of those derivative contracts. EBITDA Goodwill impairment — — — (80.3) and Adjusted EBITDA are not measures calculated in accordance with GAAP, as they do not Earnings (loss) from unconsolidated affiliates, net, adjusted for cash include deductions for items such as depreciation, amortization and accretion, interest and distributions received 3.6 — (137.5) (5.4) income taxes, which are necessary to maintain our business. EBITDA and Adjusted EBITDA Deferred income taxes 0.3 0.1 0.4 0.4 should not be considered as alternatives to net income, operating cash flow or any other Provision (benefit) for income taxes 0.1 — 0.1 (0.1) measure of financial performance presented in accordance with GAAP. EBITDA and Adjusted EBITDA calculations may vary among entities, so our computation may not be comparable to Other non-cash income (0.1) — (0.2) — (a) measures used by other companies. Distributable cash flow is defined as Adjusted EBITDA, EBITDA $ 56.0 $ 99.1 $ 175.4 $ 235.0 adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash Unit-based compensation charges 12.9 8.1 22.8 17.3 received from our Powder River Basin operations in excess of revenue recognized, and our Loss on long-lived assets, net 18.5 21.3 19.6 26.1 proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash Goodwill impairment — — — 80.3 flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to (Earnings) loss from unconsolidated affiliates, net (4.9) (10.5) 125.9 (24.4) measure operating performance, liquidity, or the ability to service debt obligations. We believe Adjusted EBITDA from unconsolidated affiliates, net 9.8 20.4 56.5 57.6 that distributable cash flow provides additional information for evaluating our ability to declare Change in fair value of commodity inventory-related derivative contracts 46.8 (3.0) 48.9 12.7 and pay distributions to unitholders. Distributable cash flow, as we define it, may not be Significant transaction and environmental related costs and other items 0.8 0.6 1.9 10.6 comparable to distributable cash flow or similarly titled measures used by other companies. (a) (b) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, Adjusted EBITDA $ 139.9 $ 136.0 $ 451.0 $ 415.2 maintenance capital expenditures, income taxes, the cash received from our Powder River Basin (b) operations in excess of revenue recognized, and our proportionate share of our unconsolidated Distributable Cash Flow (a) affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative Adjusted EBITDA $ 139.9 $ 136.0 $ 451.0 $ 415.2 to cash flows from operating activities or any other measure of financial performance calculated (c) Cash interest expense (29.4) (32.2) (97.3) (98.2) in accordance with GAAP as those items are used to measure operating performance, liquidity, or (d) Maintenance capital expenditures (4.8) (1.6) (13.1) (8.0) the ability to service debt obligations. We believe that distributable cash flow provides additional Adjusted EBITDA from unconsolidated affiliates, net (9.8) (20.4) (56.5) (57.6) information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled Distributable cash flow from unconsolidated affiliates 9.0 19.5 53.3 54.5 (e) measures used by other companies. PRB cash received in excess of recognized revenues 6.3 9.5 18.6 21.7 (c) Cash interest expense less amortization of deferred financing costs. (Provision) benefit for income taxes (0.1) — (0.1) 0.1 (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase Distributable cash flow attributable to CEQP 111.1 110.8 355.9 327.7 operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain Distributions to preferred (15.0) (15.0) (45.0) (45.0) contractual minimum revenue commitments in excess of related revenue recognized under FASB Distributions to Niobrara preferred (10.3) (9.3) (30.9) (27.8) ASC 606. Distributable cash flow attributable to CEQP common $ 85.8 $ 86.5 $ 280.0 $ 254.9 (f) Free cash flow after distributions is defined as distributable cash flow attributable to common (f) unitholders less growth capital expenditures and distributions to common unitholders. Free cash Free Cash Flow After Distributions flow after distributions should not be considered an alternative to cash flows from operating Distributable cash flow attributable to CEQP common $ 85.8 $ 86.5 $ 280.0 $ 254.9 activities or any other measure of liquidity calculated in accordance with GAAP as those items are Less: Growth capital expenditures 29.0 10.9 40.9 138.1 used to measure liquidity or the ability to service debt obligations. We believe that free cash flow Less: Distributions to common unitholders 39.3 46.0 117.9 137.4 after distributions provides additional information for evaluating our ability to generate cash flow Free cash flow after distributions $ 17.5 $ 29.6 $ 121.2 $ (20.6) after paying our distributions to common unitholders and paying for our growth capital expenditures. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 41CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP (a) EBITDA is defined as income before income taxes, plus debt-related costs (interest and debt Reconciliation of Non-GAAP Financial Measures expense, net and loss on modification/extinguishment of debt) and depreciation, amortization (in millions) and accretion expense. Adjusted EBITDA considers the adjusted earnings impact of our (unaudited) unconsolidated affiliates by adjusting our equity earnings or losses from our unconsolidated affiliates to reflect our proportionate share (based on the distribution percentage) of their Three Months Ended Nine Months Ended EBITDA, excluding gains and losses on long-lived assets and other impairments. Adjusted September 30, September 30, EBITDA also considers the impact of certain significant items, such as unit-based compensation 2021 2020 2021 2020 charges, gains or losses on long-lived assets, impairments of goodwill, third party costs incurred Operating Cash Flows to Adjusted EBITDA related to potential and completed acquisitions, certain environmental remediation costs, the change in fair value of commodity inventory-related derivative contracts, costs associated with Net cash provided by operating activities $ 79.4 $ 111.9 $ 372.9 $ 295.3 the realignment and restructuring of our operations and corporate structure, and other Net changes in operating assets and liabilities (25.1) (15.5) (114.8) (26.9) transactions identified in a specific reporting period. The change in fair value of commodity Amortization of debt-related deferred costs (1.7) (1.7) (5.1) (4.9) inventory-related derivative contracts is considered in determining Adjusted EBITDA given that Interest and debt expense, net 30.9 33.7 102.0 100.3 the timing of recognizing gains and losses on these derivative contracts differs from the Unit-based compensation charges (12.9) (8.1) (22.8) (17.3) recognition of revenue for the related underlying sale of inventory to which these derivatives relate. Changes in the fair value of other derivative contracts is not considered in determining Loss on long-lived assets, net (18.5) (21.3) (19.6) (26.1) Adjusted EBITDA given the relatively short-term nature of those derivative contracts. EBITDA Goodwill impairment — — — (80.3) and Adjusted EBITDA are not measures calculated in accordance with GAAP, as they do not Earnings (loss) from unconsolidated affiliates, net, adjusted for cash include deductions for items such as depreciation, amortization and accretion, interest and distributions received 3.6 — (137.5) (5.4) income taxes, which are necessary to maintain our business. EBITDA and Adjusted EBITDA Deferred income taxes 0.3 0.1 0.4 0.4 should not be considered as alternatives to net income, operating cash flow or any other Provision (benefit) for income taxes 0.1 — 0.1 (0.1) measure of financial performance presented in accordance with GAAP. EBITDA and Adjusted EBITDA calculations may vary among entities, so our computation may not be comparable to Other non-cash income (0.1) — (0.2) — (a) measures used by other companies. Distributable cash flow is defined as Adjusted EBITDA, EBITDA $ 56.0 $ 99.1 $ 175.4 $ 235.0 adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash Unit-based compensation charges 12.9 8.1 22.8 17.3 received from our Powder River Basin operations in excess of revenue recognized, and our Loss on long-lived assets, net 18.5 21.3 19.6 26.1 proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash Goodwill impairment — — — 80.3 flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to (Earnings) loss from unconsolidated affiliates, net (4.9) (10.5) 125.9 (24.4) measure operating performance, liquidity, or the ability to service debt obligations. We believe Adjusted EBITDA from unconsolidated affiliates, net 9.8 20.4 56.5 57.6 that distributable cash flow provides additional information for evaluating our ability to declare Change in fair value of commodity inventory-related derivative contracts 46.8 (3.0) 48.9 12.7 and pay distributions to unitholders. Distributable cash flow, as we define it, may not be Significant transaction and environmental related costs and other items 0.8 0.6 1.9 10.6 comparable to distributable cash flow or similarly titled measures used by other companies. (a) (b) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, Adjusted EBITDA $ 139.9 $ 136.0 $ 451.0 $ 415.2 maintenance capital expenditures, income taxes, the cash received from our Powder River Basin (b) operations in excess of revenue recognized, and our proportionate share of our unconsolidated Distributable Cash Flow (a) affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative Adjusted EBITDA $ 139.9 $ 136.0 $ 451.0 $ 415.2 to cash flows from operating activities or any other measure of financial performance calculated (c) Cash interest expense (29.4) (32.2) (97.3) (98.2) in accordance with GAAP as those items are used to measure operating performance, liquidity, or (d) Maintenance capital expenditures (4.8) (1.6) (13.1) (8.0) the ability to service debt obligations. We believe that distributable cash flow provides additional Adjusted EBITDA from unconsolidated affiliates, net (9.8) (20.4) (56.5) (57.6) information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled Distributable cash flow from unconsolidated affiliates 9.0 19.5 53.3 54.5 (e) measures used by other companies. PRB cash received in excess of recognized revenues 6.3 9.5 18.6 21.7 (c) Cash interest expense less amortization of deferred financing costs. (Provision) benefit for income taxes (0.1) — (0.1) 0.1 (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase Distributable cash flow attributable to CEQP 111.1 110.8 355.9 327.7 operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain Distributions to preferred (15.0) (15.0) (45.0) (45.0) contractual minimum revenue commitments in excess of related revenue recognized under FASB Distributions to Niobrara preferred (10.3) (9.3) (30.9) (27.8) ASC 606. Distributable cash flow attributable to CEQP common $ 85.8 $ 86.5 $ 280.0 $ 254.9 (f) Free cash flow after distributions is defined as distributable cash flow attributable to common (f) unitholders less growth capital expenditures and distributions to common unitholders. Free cash Free Cash Flow After Distributions flow after distributions should not be considered an alternative to cash flows from operating Distributable cash flow attributable to CEQP common $ 85.8 $ 86.5 $ 280.0 $ 254.9 activities or any other measure of liquidity calculated in accordance with GAAP as those items are Less: Growth capital expenditures 29.0 10.9 40.9 138.1 used to measure liquidity or the ability to service debt obligations. We believe that free cash flow Less: Distributions to common unitholders 39.3 46.0 117.9 137.4 after distributions provides additional information for evaluating our ability to generate cash flow Free cash flow after distributions $ 17.5 $ 29.6 $ 121.2 $ (20.6) after paying our distributions to common unitholders and paying for our growth capital expenditures. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 41

CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP Full Year 2021 Adjusted EBITDA, Distributable Cash Flow and Free Cash Flow Guidance Reconciliation of Non-GAAP Financial Measures (in millions) Expected 2021 Range (unaudited) Low - High Net Income (Loss) Reconciliation Net income (loss) $(25) - $5 (a) Interest and debt expense, net 140 - 145 Depreciation, amortization and accretion 235 Unit-based compensation charges 20 - 25 Loss from unconsolidated affiliates, net 125 - 130 Adjusted EBITDA from unconsolidated affiliates 55 - 60 (b) Other 5 Adjusted EBITDA $570 - $600 (c) Cash interest expense (125) - (130) (d) Maintenance capital expenditures (20) - (25) (e) PRB cash received in excess of recognized revenues 25 - 30 Adjusted EBITDA from unconsolidated affiliates (55) - (60) Distributable cash flow from unconsolidated affiliates 50 - 55 (f) Cash distributions to preferred unitholders (101) (g) Distributable cash flow attributable to CEQP $345 - $375 (a) Includes gain (loss) on modification/extinguishment of debt, net. (b) Includes change in fair value of commodity inventory-related derivative contracts, gain (loss) on long-lived assets and significant transaction and environmental related costs and other items. (c) Cash interest expense less amortization of deferred financing costs. (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606. (f) Includes cash distributions to preferred unitholders and Crestwood Niobrara preferred unitholders. (g) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies. (h) Free cash flow after distributions is defined as distributable cash flow attributable to common unitholders less growth capital expenditures and distributions to common unitholders. Free cash flow after distributions should not be considered an alternative to cash flows from operating activities or any other measure of liquidity calculated in accordance with GAAP as those items are used to measure liquidity or the ability to service debt obligations. We believe that free cash flow after distributions provides additional information for evaluating our ability to generate cash flow after paying our distributions to common unitholders and paying for our growth capital expenditures. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 42CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP Full Year 2021 Adjusted EBITDA, Distributable Cash Flow and Free Cash Flow Guidance Reconciliation of Non-GAAP Financial Measures (in millions) Expected 2021 Range (unaudited) Low - High Net Income (Loss) Reconciliation Net income (loss) $(25) - $5 (a) Interest and debt expense, net 140 - 145 Depreciation, amortization and accretion 235 Unit-based compensation charges 20 - 25 Loss from unconsolidated affiliates, net 125 - 130 Adjusted EBITDA from unconsolidated affiliates 55 - 60 (b) Other 5 Adjusted EBITDA $570 - $600 (c) Cash interest expense (125) - (130) (d) Maintenance capital expenditures (20) - (25) (e) PRB cash received in excess of recognized revenues 25 - 30 Adjusted EBITDA from unconsolidated affiliates (55) - (60) Distributable cash flow from unconsolidated affiliates 50 - 55 (f) Cash distributions to preferred unitholders (101) (g) Distributable cash flow attributable to CEQP $345 - $375 (a) Includes gain (loss) on modification/extinguishment of debt, net. (b) Includes change in fair value of commodity inventory-related derivative contracts, gain (loss) on long-lived assets and significant transaction and environmental related costs and other items. (c) Cash interest expense less amortization of deferred financing costs. (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606. (f) Includes cash distributions to preferred unitholders and Crestwood Niobrara preferred unitholders. (g) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies. (h) Free cash flow after distributions is defined as distributable cash flow attributable to common unitholders less growth capital expenditures and distributions to common unitholders. Free cash flow after distributions should not be considered an alternative to cash flows from operating activities or any other measure of liquidity calculated in accordance with GAAP as those items are used to measure liquidity or the ability to service debt obligations. We believe that free cash flow after distributions provides additional information for evaluating our ability to generate cash flow after paying our distributions to common unitholders and paying for our growth capital expenditures. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 42

CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP Revised Full Year 2021 Adjusted EBITDA, Distributable Cash Flow and Free Cash Flow Guidance (Continued) Reconciliation of Non-GAAP Financial Measures (in millions) (unaudited) (a) Includes gain (loss) on modification/extinguishment of debt, net. (b) Includes change in fair value of commodity inventory-related derivative contracts, gain (loss) on long-lived assets and significant transaction and environmental related costs and other items. (c) Cash interest expense less amortization of deferred financing costs. (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606. (f) Includes cash distributions to preferred unitholders and Crestwood Niobrara preferred unitholders. (g) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies. (h) Free cash flow after distributions is defined as distributable cash flow attributable to common unitholders less growth capital expenditures and distributions to common unitholders. Free cash flow after distributions should not be considered an alternative to cash flows from operating activities or any other measure of liquidity calculated in accordance with GAAP as those items are used to measure liquidity or the ability to service debt obligations. We believe that free cash flow after distributions provides additional information for evaluating our ability to generate cash flow after paying our distributions to common unitholders and paying for our growth capital expenditures. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 43CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP Revised Full Year 2021 Adjusted EBITDA, Distributable Cash Flow and Free Cash Flow Guidance (Continued) Reconciliation of Non-GAAP Financial Measures (in millions) (unaudited) (a) Includes gain (loss) on modification/extinguishment of debt, net. (b) Includes change in fair value of commodity inventory-related derivative contracts, gain (loss) on long-lived assets and significant transaction and environmental related costs and other items. (c) Cash interest expense less amortization of deferred financing costs. (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606. (f) Includes cash distributions to preferred unitholders and Crestwood Niobrara preferred unitholders. (g) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies. (h) Free cash flow after distributions is defined as distributable cash flow attributable to common unitholders less growth capital expenditures and distributions to common unitholders. Free cash flow after distributions should not be considered an alternative to cash flows from operating activities or any other measure of liquidity calculated in accordance with GAAP as those items are used to measure liquidity or the ability to service debt obligations. We believe that free cash flow after distributions provides additional information for evaluating our ability to generate cash flow after paying our distributions to common unitholders and paying for our growth capital expenditures. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 43

• Big C closing slide ™ ™ ™ ™ ™ ™ Connections for America’s Energy 44• Big C closing slide ™ ™ ™ ™ ™ ™ Connections for America’s Energy 44